UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TopBuild Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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Preliminary Proxy Statement - Subject to Completion, dated March 6, 2018

March 21, 2018

Dear Shareholders:

It is my pleasure to invite you to the TopBuild Corp. 2018 Annual Meeting of Shareholders. The Annual Meeting will be held on Monday, April 30, 2018, at 10:00 AM Eastern Time, at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827.

We are furnishing proxy materials to our shareholders via the Internet, which we believe expedites shareholders' receipt of proxy materials while also lowering our costs and reducing the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials, referred to as the Notice, that you received in the mail provides instructions on how to access and review this Proxy Statement and our 2017 Annual Report, as well as how to vote via the Internet. If you would still like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials included in the Notice.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2018 Annual Meeting of Shareholders and Proxy Statement. The proxy materials also provide information about TopBuild that you should consider when voting your shares.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other intermediary, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions.

We hope you will be able to attend our Annual Meeting. If you cannot attend, it is important that your shares be represented. Your vote is very important to us. We urge you to read the accompanying Proxy Statement carefully and vote for the Board's nominees and in accordance with the Board's recommendations on the other proposals. Whether or not you are planning to attend the Annual Meeting, please vote your shares as soon as possible by telephone or Internet, or, if you requested to receive printed proxy materials, by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Further instructions are provided in the Notice, the proxy card or the voting instruction form provided by your broker. Please vote promptly.

Thank you for your continued support. If you have any questions, please contact our investor relations department at (386) 763‑8801.

Sincerely yours,

Jerry Volas

Chief Executive Officer and Director

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS	1
PROXY SUMMARY	2
PROXY STATEMENT	5
GENERAL INFORMATION ABOUT THE MEETING AND VOTING	5
CORPORATE GOVERNANCE	11
PROPOSAL 1 ELECTION OF DIRECTORS	14
BOARD OF DIRECTORS AND COMMITTEES	18
COMMITTEES OF THE BOARD	18
DIRECTOR COMPENSATION	20
AUDIT COMMITTEE REPORT	22
COMMON STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND SIGNIFICANT SHAREHOLDERS	23
Directors and Executive Officers	23
Certain Other Shareholders	24
COMPENSATION COMMITTEE REPORT	25
COMPENSATION OF EXECUTIVE OFFICERS	25
Executive Officers	25
Compensation Discussion and Analysis	26
TopBuild Compensation Practices	27
Stock Ownership Guidelines	27
Executive Compensation Approach	27
PROPOSAL 2 AMENDMENT OF ARTICLE 6 OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF OUR BOARD OF DIRECTORS AND IMPLEMENT THE ANNUAL ELECTION OF DIRECTORS	41
PROPOSAL 3 AMENDMENT OF ARTICLE 5 OF OUR CERTIFICATE OF INCORPORATION TO REDUCE FROM 80% TO 66 ⅔% THE AFFIRMATIVE VOTE REQUIRED TO AMEND OUR BYLAWS	42
PROPOSAL 4 PROPOSAL TO AMEND ARTICLE 11 OF OUR CERTIFICATE OF INCORPORATION TO REDUCE FROM 80% TO 66 ⅔% THE AFFIRMATIVE VOTE REQUIRED TO AMEND CERTAIN PROVISIONS OF OUR CERTIFICATE OF INCORPORATION	43
PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
PROPOSAL 6 ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	45
EQUITY COMPENSATION PLAN INFORMATION	46
OTHER MATTERS	46
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	46
ANNUAL REPORT	46
SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING	47
EXPENSES OF SOLICITATION	47
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2018	48
Appendix A	51
Appendix B	52
Appendix C	53

Preliminary Proxy Statement - Subject to Completion, dated March 6, 2018

TopBuild Corp.
475 North Williamson Boulevard
Daytona Beach, Florida 32114‑7101

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of TopBuild Corp.:

The 2018 Annual Meeting of Shareholders of TopBuild Corp. will be held at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827 on Monday, April 30, 2018, at 10:00 AM Eastern Time, for the following purposes:

(a)

To vote on a proposal to elect Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors to hold office for a term of three (3) years or until their respective successors have been duly elected and qualified;

(b)	To vote on a proposal to amend our Amended and Restated Certificate of Incorporation to eliminate the classification of our Board of Directors and implement the annual election of Directors;
(c)

To vote on a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of our outstanding securities, voting as a single class, required to adopt, amend or repeal our Bylaws from 80% to 66 2/3%;

(d)

To vote on a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of our outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation from 80% to 66 2/3%;

(e)

To vote on a proposal to ratify the appointment by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(f)	To vote on a proposal to approve, on an advisory basis, the compensation of our named executive officers; and
(g)	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 2, 2018, may vote at the meeting.

On or about March 21, 2018, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of March 2, 2018, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Your vote is very important. Shareholders may vote their shares (1) in person at the Annual Meeting, (2) by telephone, (3) through the Internet or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone or through the Internet (including voting deadlines) are included in the Notice and in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions on the Notice in the section titled “GENERAL INFORMATION ABOUT THE MEETING AND VOTING” of this proxy statement or, if you requested to receive printed proxy materials on the enclosed proxy card.

By order of the Board of Directors.

W. Joe Jacumin, Jr. Assistant General Counsel and Assistant Secretary

Note:  The Board of Directors solicits votes by use of the Company's telephone or internet voting procedures or, if you requested to receive printed proxy materials, the execution and prompt return of the accompanying proxy card in the enclosed return envelope.

TopBuild Corp. - Proxy Statement 1

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider before voting your shares, and you should read this entire proxy statement carefully before voting. Page references are supplied to help you find additional information in this proxy statement.

Annual Meeting of Shareholders

•	Date and Time: Monday, April 30, 2018, at 10:00 AM Eastern Time
•	Location: Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827
•	Record Date: March 2, 2018

Who May Vote

You may vote if you were a shareholder of record at the close of business on the record date. The proxy materials are being sent on or about March 21, 2018, to those persons who are entitled to vote at the Annual Meeting.

How to Cast Your Vote

You can vote by any of the following methods:

  Internet (www.proxyvote.com) until 11:59pm Eastern Time on April 29, 2018;

    Telephone (1‑800‑690‑6903) until 11:59pm Eastern Time on April 29, 2018;

  Complete, sign and return your proxy by mail by April 29, 2018; or

•

In person, at the Annual Meeting: If you are a shareholder of record, your admission card will serve as proof of ownership. If you hold your shares through a broker, nominee or other intermediary, you must bring proof of ownership to the meeting.

Board and Governance Highlights (page 18)

•	All directors and nominees are independent (except our Chief Executive Officer)
•	None of our directors serve on more than two other public company boards
•	Independent Chair of the Board
•	Code of Ethics for all employees and directors
•	Share ownership requirements for officers and directors
•	Majority voting policy for uncontested elections of directors

Voting Matters

We are asking you to vote on the following proposals at the Annual Meeting:

Proposal	Board Recommendation	Page
Election of Directors	FOR each Director Nominee	14
Proposal to Amend Article 6 of our Certificate of Incorporation to Eliminate the Classification of our Board and Implement the Annual Election of Directors	FOR	40
Proposal to Amend Article 5 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend our Bylaws	FOR	41
Proposal to Amend Article 11 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend Certain Provisions of our Certificate of Incorporation	FOR	42
Ratification of Auditor Appointment	FOR	43
Advisory Vote on Executive Compensation	FOR	44

TopBuild Corp. - Proxy Statement 2

Board Nominees (page 14)

The Board has nominated Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors, to hold office for a term of three years or until their respective successors have been duly elected and qualified.

The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards
Gerald Volas	63	2015	Chief Executive Officer of the Company	No	None	Trex Company, Inc.
Carl T. Camden	63	2015	Retired, Former Chief Executive Officer of Kelly Services	Yes	Audit Compensation Governance	—
Joseph S. Cantie	54	2015	Retired, Former Executive Vice President and Chief Financial Officer of TRW Automotive Holdings Corp.	Yes	Audit (Chair) Compensation Governance	Delphi Technologies PLC Summit Materials, Inc.

Proposal to Amend Article 6 of our Certificate of Incorporation to Eliminate the Classification of our Board and Implement the Annual Election of Directors (page 40)

Article 6 of our Amended and Restated Certificate of Incorporation currently divides our Board of Directors into three classes, each class consisting, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board of Directors, and members of each class are elected to serve for staggered three-year terms.

After careful consideration, our Board of Directors has unanimously approved, and recommends that our shareholders approve, an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board of Directors and provide for the annual election of all directors.  We refer to this as the “Declassification Amendment.”  If the Declassification Amendment is approved by shareholders, then, beginning with our 2019 annual meeting, all of our directors will stand for election for one-year terms.

Proposal to Amend Article 5 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend our Bylaws (page 41)

Article 5 of our Amended and Restated Certificate of Incorporation currently provides that our shareholders may adopt, amend or repeal our Bylaws only with the affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding securities generally entitled to vote in the election of directors, voting together as a single class.

After careful consideration, our Board of Directors has unanimously approved, and recommends that our shareholders approve an amendment to our Amended and Restated Certificate of Incorporation to reduce the above-described voting threshold from 80% to 66 ⅔%.

Proposal to Amend Article 11 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend Certain Provisions of our Certificate of Incorporation (page 42)

Article 11 of our Amended and Restated Certificate of Incorporation currently requires the affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding securities generally entitled to vote in the election of directors, voting together as a single class, to amend or repeal, or otherwise modify or circumvent, the provisions of our Amended and Restated Certificate of Incorporation related to the issuance of “blank check” preferred stock, our Bylaws, our Board of Directors, meetings of our shareholders, and the provision governing the foregoing matters.

TopBuild Corp. - Proxy Statement 3

After careful consideration, our Board of Directors has unanimously approved, and recommends that our shareholders approve, an amendment to our Amended and Restated Certificate of Incorporation to reduce the above-described voting threshold from 80% to 66 ⅔%.

Auditor (page 43)

We are asking our shareholders to approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Below is summary information about fees billed to us by PricewaterhouseCoopers LLP for services provided in the years ended December 31, 2016 and 2017:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2017 ($)
Audit Fees	2,079,500	2,050,975
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	1,800	3,398
TOTAL	2,081,300	2,054,373

Executive Compensation (page 24)

Our compensation programs are designed to attract, retain and incentivize executive officers to focus on critical business objectives, to appropriately balance risks and rewards and to effectively lead our business. The fundamental principles of our compensation programs are to reward executive officers based on company performance, both in achieving performance goals and by making effective strategic decisions, and to align executive officers' interests with the long-term interests of our shareholders.

We believe that having a significant ownership interest in our stock is critical to aligning the interests of executive officers with the long-term interests of our shareholders. Accordingly, equity awards in the form of restricted stock and stock options with extended vesting periods, as well as awards that vest only upon the achievement of performance goals, are an important component of compensation for our executive officers. The value ultimately realized from equity awards depends on the long-term performance of our common stock.

Advisory Vote to Approve Executive Compensation (page 44)

We are asking our shareholders to approve, on an advisory basis, the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, as they support achieving our goals with appropriate levels of risk and are aligned with shareholder interests, including:

•	long-term equity incentive awards with performance-based vesting;
•	a balanced mix of long-term incentives including stock options and restricted stock awards to motivate long-term performance and reward executives for gains in the stock price;
•	very limited perquisites;
•	stock ownership requirements for officers; and
•	annual incentive compensation bonuses tied directly to performance and capped at varying percentages of base salary, limiting excessive awards for short-term performance.

TopBuild Corp. - Proxy Statement 4

PROXY STATEMENT

2018 Annual Meeting

The 2018 Annual Meeting of Shareholders of TopBuild Corp. (the “Annual Meeting”) will be held at 10:00 AM Eastern Time on April 30, 2018 for the purposes set forth in the accompanying Notice of 2018 Annual Meeting of Shareholders. This Proxy Statement is being furnished to shareholders of record as of March 2, 2018, of TopBuild Corp. in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the Annual Meeting and at any adjournments or postponements of the Annual Meeting. We will refer to TopBuild Corp. in this Proxy Statement as “we,” “us,” “our,” the “Company” or “TopBuild.”

About TopBuild

We are the leading purchaser, installer and distributor of insulation products to the U.S. construction industry, based on revenue. We provide insulation installation services nationwide through our TruTeam contractor services business, which has over 175 installation branches located in 41 states. We distribute insulation and other building products including rain gutters, fireplaces, closet shelving, and roofing materials through our Service Partners business, which has over 70 branches in 32 states. Further, through our Home Services subsidiary and our Environments For Living® program, we offer a number of services and tools designed to assist builders with applying the principles of building science to new home construction.

Our principal executive office is located at 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101. Our telephone number is (386) 304‑2200 and our website is www.topbuild.com. Our common stock trades on the NYSE under the symbol “BLD”. Our internet website and the information thereon or connected thereto is not incorporated into or made a part of this Proxy Statement.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Q:	Why is TopBuild distributing this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting (to be held on April 30, 2018) and at any postponements or adjournments of the Annual Meeting. This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials?

A:

We have elected to take advantage of the U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to shareholders via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review this proxy statement and our 2017 Annual Report as well as how to vote by Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice. As stated in the Notice, the request should be made on or before April 17, 2018, to facilitate timely delivery.

We commenced mailing the Notice to certain shareholders on or about March 21, 2018. We will also mail a printed copy of this proxy statement and form of proxy to certain shareholders, and we commenced mailing on or about March 21, 2018.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Only shareholders of record as of the close of business on March 2, 2018 (the “Record Date”), are entitled to vote at the Annual Meeting. On that date, there were [35,540,271] shares of our common stock outstanding and entitled to vote.

Q:	How many shares must be present to conduct the Annual Meeting?

TopBuild Corp. - Proxy Statement 5

A:

We must have a “quorum” present in person or by proxy to hold the Annual Meeting. A quorum is achieved through the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all outstanding common stock of the Company entitled to vote at the Annual Meeting. Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the existence of a quorum.

Q:	What am I voting on?

A:	Six (6) proposals are scheduled for a vote at the Annual Meeting:

☐ Election of Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors to the Company's Board of Directors;

☐ Proposal to Amend Article 6 of our Certificate of Incorporation to Eliminate the Classification of our Board and Implement the Annual Election of Directors;

☐ Proposal to Amend Article 5 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend our Bylaws;

☐ Proposal to Amend Article 11 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend Certain Provisions of our Certificate of Incorporation;

☐ Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

☐ Approval, on an advisory basis, of the compensation of the Company's named executive officers.

As of the date of this proxy statement, our Board does not know of any other business to be presented at the Annual Meeting.

Q:	How does the Board recommend that I vote?

A:	The Board's recommendation for each proposal is set forth in this proxy statement together with the description of each proposal. In summary, the Board recommends a vote:

☐ FOR the election of each of Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors;

☐ FOR the proposal to Amend Article 6 of our Certificate of Incorporation to Eliminate the Classification of our Board and Implement the Annual Election of Directors;

☐ FOR the proposal to Amend Article 5 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend our Bylaws;

☐ FOR the proposal to Amend Article 11 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend Certain Provisions of our Certificate of Incorporation;

☐ FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

☐ FOR the approval, on an advisory basis, of the compensation of the Company's named executive officers.

Q:	How do I vote before the Annual Meeting?

A:

You may vote your shares before the Annual Meeting (1) by telephone, (2) through the Internet, or (3) by completing and mailing a proxy card if you received your proxy materials by mail. If you vote by telephone or via the Internet, you do not need to return your proxy card or voting instruction form. With respect to the election of directors, you may vote “FOR” all of the nominees to the Board, you may withhold authority to vote for any nominee you specify or you may withhold authority to vote for all of the nominees as a group. For all other proposals described in this proxy statement, you may vote “FOR” or “AGAINST” or abstain from voting.

Q:	May I vote in person at the Annual Meeting?

TopBuild Corp. - Proxy Statement 6

A:

Yes, you may vote your shares at the Annual Meeting if you attend in person. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy or voting instructions as described above, or as directed by your broker if you hold your shares through a broker, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

If your shares are registered in your name on the Company's books and records or with our transfer agent, Computershare, you are the “shareholder of record” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided directly to you by us. In contrast, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will be the “shareholder of record” of those shares. Generally, when this occurs, the brokerage or other financial intermediary will automatically put your shares into “street name,” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee's name and not in your name, but will keep records showing you as the real or “beneficial owner.” If you hold shares beneficially in street name, this Notice of Annual Meeting and Proxy Statement and any accompanying documents will have been forwarded to you by your broker, bank or other holder of record.

Q:	How do I vote if my bank or broker holds my shares in “street name”?

A:

If you hold shares beneficially, you may vote by submitting the voting instruction form you received from your broker. Telephone and Internet voting may also be available – please refer to the voting instruction card provided by your broker.

Q:	How many votes do I have?

A:

Each share of common stock that you own as of the close of business on the Record Date (March 2, 2018) entitles you to one (1) vote on each matter to be voted upon at the Annual Meeting. As of the close of business on the Record Date, there were [35,540,271] shares of our common stock outstanding.

Q:	May I change my vote?

A:

Yes, you may change your vote or revoke your proxy at any time before the vote at the Annual Meeting. You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Annual Meeting at TopBuild Corp., Attention: W. Joe Jacumin, Jr., Assistant Secretary, 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101. Submitting a proxy card will revoke votes you may have made with a previous proxy card. You may withdraw your vote at the Annual Meeting and vote in person by giving written notice to our Assistant Secretary (the “Assistant Secretary”). You may also revoke your vote without voting by sending written notice of revocation by April 29, 2018, to the Assistant Secretary at the above address. Attendance at the meeting will not by itself revoke a previously granted proxy.

Q:	How are my shares voted if I submit a proxy card but do not specify how I want to vote?

A:

If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted “FOR” the election of each of the Company's nominees for director; “FOR” the proposal to amend Article 6 of our Certificate of Incorporation to eliminate the classification of our Board and implement the annual election of directors; “FOR” the proposal to amend Article 5 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the affirmative vote required to amend our bylaws; “FOR” the proposal to Amend Article 11 of our Certificate of Incorporation to reduce from 80% to 66 ⅔% the affirmative vote required to amend certain provisions of our Certificate of Incorporation; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and “FOR” advisory approval of the compensation of the Company's named executive officers.

TopBuild Corp. - Proxy Statement 7

If other business is properly brought before the Annual Meeting, the persons named on the proxy card will vote on such other matters in their discretion.

If you hold your shares beneficially, such as through a broker, and not of record, see the question above titled “How do I vote if my bank or broker holds my shares in 'street name'?”

Q:	How many votes are needed to approve each of the proposals?

A:	Proposal	Vote Required	Broker Discretionary Voting Allowed
	Election of Directors	Plurality of votes cast**	No
	Amendment of Article 6 of our Certificate of Incorporation to eliminate the classification of our board and implement the annual election of directors	80% of the voting power of all of our outstanding common stock	No
	Amendment of Article 5 of our Certificate of Incorporation to reduce from 80% to 66 ⅔% the affirmative vote required to amend our Bylaws	80% of the voting power of all of our outstanding common stock	No
	Amendment of Article 11 of our Certificate of Incorporation to reduce from 80% to 66 ⅔% the affirmative vote required to amend certain provisions of our Certificate of Incorporation	80% of the voting power of all of our outstanding common stock	No
	Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	Yes
	Advisory Vote on Executive Compensation	Majority of votes cast	No

** Please see “Majority Vote Policy”, below.

Election of Directors. Directors will be elected on a plurality basis. This means that the three (3) candidates receiving the highest number of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee. Withhold votes and broker non-votes will have no effect on the outcome of the election.

Majority Vote Policy

Our Corporate Governance Guidelines include a director majority vote policy. The majority vote policy is applicable solely to uncontested elections, which are those elections in which the number of nominees for election is less than or equal to the number of directors to be elected. Under the majority vote policy, any nominee for director who receives more “withheld” votes than “for” votes in an uncontested election must submit a written offer to resign as director. Any such resignation will be reviewed by the Governance Committee, and, within 90 days after the election, the independent members of the Board will determine whether to accept, reject or take other appropriate action with respect to the resignation in furtherance of the best interests of the Company and its shareholders.

Proposal to Amend Article 6 of our Certificate of Incorporation to Eliminate the Classification of our Board and Implement the Annual Election of Directors.  The affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding common stock is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of a vote against the proposal.

Proposal to Amend Article 5 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend our Bylaws. The affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding common stock is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of a vote against the proposal.

TopBuild Corp. - Proxy Statement 8

Proposal to Amend Article 11 of our Certificate of Incorporation to Reduce from 80% to 66 ⅔% the Affirmative Vote Required to Amend Certain Provisions of our Certificate of Incorporation. The affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding common stock is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of a vote against the proposal.

Ratification of the Appointment of PricewaterhouseCoopers LLP. The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Advisory Vote on Compensation of Named Executive Officers. The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Q:	What is the effect of an abstention?

A:

The shares of a shareholder who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareholder is present in person or represented by proxy. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has no effect on the election of directors. In addition, abstentions will not be counted as votes cast on the proposals to ratify the appointment of PricewaterhouseCoopers LLP or to approve, on an advisory basis, the compensation of our named executive officers, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.  For proposals 2, 3 and 4 with respect to the proposed amendments to our Amended and Restated Certificate of Incorporation, abstentions will have the effect of votes against such proposals.

Q:	Will my shares be voted if I don't provide instructions to my broker?

A:

If you are the beneficial owner of shares held in “street name” by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions at least ten (10) days prior to the Annual Meeting date, your broker will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (we refer to the latter case as a broker non-vote). In the case of a broker non-vote, your broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.

Under NYSE rules, only the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 is a “routine” matter, on which your broker will be allowed to vote without specific voting instructions.

All other proposals described in this proxy statement, including, without limitation, the election of directors, are “non-routine” matters on which your broker will not be allowed to vote unless you provide your broker with specific voting instructions on these proposals.

Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the Notice, the proxy card or the voting instruction form provided by your broker. Please vote promptly.

Q:	Who will count the votes?

A:	Votes will be counted by representatives of Broadridge Financial Solutions, Inc.

TopBuild Corp. - Proxy Statement 9

Q:	Do shareholders have any appraisal or dissenters' rights on the matters to be voted on at the Annual Meeting?

A:

No, shareholders of the Company will not have rights of appraisal or similar dissenters' rights with respect to any of the matters identified in this proxy statement to be acted upon at the Annual Meeting.

Q:	What do I need for admission to the Annual Meeting?

A:

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial holders of our common stock as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a shareholder of record, your name will be verified against the list of shareholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of our common stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof.

Q:	Who pays for the Company's solicitation of proxies?

A:

The Company bears the cost of the solicitation of proxies. In addition to mail and email, proxies may be solicited personally, via the Internet, by telephone, by facsimile, or by our employees without additional compensation. We will reimburse brokers and other persons holding shares of our common stock in their names, or in the names of nominees, for their expenses (in accordance with the fee schedule approved by the NYSE) for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:

We will announce the results of the voting at the Annual Meeting promptly once they are available and will report final results in a Current Report on Form 8‑K filed with the SEC on or prior to the fourth business day immediately following the Annual Meeting.

Q:	What is “householding” and how does it work?

A:

SEC rules permit us to deliver only one (1) copy of our annual report and this proxy statement or the Notice to multiple shareholders who share the same address and have the same last name, unless we received contrary instructions from a shareholder. This delivery method, called “householding,” reduces our printing and mailing costs. Shareholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any shareholder who received these materials at a shared address. To receive a separate copy of the 2017 Annual Report or this proxy statement, or if you wish to receive separate copies of future annual reports and/or proxy statements, please contact our investor relations department by telephone at (386) 763‑8801 or in writing at 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101.

If you and other shareholders of record with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one (1) account and, in either case, you wish to receive only a single copy of the annual report or proxy statement for your household, please contact our transfer agent, Computershare, at (866) 230‑0666.

If you are a beneficial owner, you can request additional copies of the annual report and proxy statement or you may request householding information from your bank, broker or nominee.

TopBuild Corp. - Proxy Statement 10

CORPORATE GOVERNANCE

Good governance is a critical part of our corporate culture. The following provides an overview of certain of our governance practices:

Board of Directors	Board Alignment with Shareholders
• Size of Board – 7 • Directors elected by plurality vote of shareholders, but subject to our Director Majority Vote Policy • Non-CEO Chair • All directors are expected to attend the Annual Meeting	• Annual equity grants align directors and executives with shareholders • Annual advisory approval of executive compensation • Stock ownership requirements for officers and directors
Board Composition	Compensation
• Number of independent directors – 6 • Diverse Board • 3 current or former Chief Executive Officers • 4 financial experts on Audit Committee	• No employment agreements • Executive compensation is tied to performance • Incentive plan claw-backs •Independent advisor hired by the Compensation Committee
Board Processes	Integrity and Compliance

•      Independent directors meet without management present

•      Annual Board and Committee self-assessments

•      Board orientation/evaluation program

•      Board plays active role in risk oversight

•      Corporate Governance Guidelines approved by Board

• Code of Business Ethics • Environmental, health and safety guidelines • Annual training on ethical behavior

The Board has adopted Corporate Governance Guidelines (the “Guidelines”) that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines set forth the Board's governance practices with respect to leadership structure, the Director majority vote policy, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management evaluation and succession planning and enterprise risk management. The Guidelines are available at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

The Board has also adopted a Code of Business Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other senior officers, in accordance with applicable rules and regulations of the SEC and the NYSE. Our Code of Business Ethics is available at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

Board Leadership Structure

The Board does not have a formal policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. The Board currently separates the roles of Chairman of the Board of Directors and Chief Executive Officer. Alec C. Covington, an independent director, currently serves as the Chairman of the Board. We believe that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs, is more conducive to objective evaluation and oversight of management's performance, increases management accountability and improves the Board's ability to monitor whether management's actions are in the best interests of the Company and its shareholders.

The Board's independent oversight function is further enhanced by the fact that all three (3) Committees are composed entirely of independent directors, the directors have complete access to management, the Board and these Committees may retain their own advisors and the independent Compensation Committee regularly evaluates the performance of our senior executive officers against pre-determined goals.

TopBuild Corp. - Proxy Statement 11

Executive Sessions

The Board regularly meets in executive session, without management present, with Alec Covington, Chairman of the Board, presiding.

Board of Directors Majority Vote Policy

The Guidelines include a director majority vote policy. The majority vote policy is applicable solely to uncontested elections, which are those elections in which the number of nominees for election is less than or equal to the number of directors to be elected. Under the majority vote policy any nominee for director who receives more “withheld” votes than “for” votes in an uncontested election must submit a written offer to resign as director. Any such resignation will be reviewed by the Governance Committee, and, within 90 days after the election, the independent members of the Board will determine whether to accept, reject or take other appropriate action with respect to the resignation in furtherance of the best interests of the Company and its shareholders.

Certain Relationships and Related Party Transactions

The Board has adopted a related person transactions policy that requires the Board, or a designated committee thereof consisting solely of independent directors, to approve or ratify any transaction involving us in which any director, director nominee, executive officer, 5% beneficial owner of our common stock or any of their immediate family members has a direct or indirect material interest. This policy covers financial transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, as well as transactions involving employment and similar relationships. This policy excludes transactions determined by the Board or a committee of independent directors not to create or involve a material interest on the part of the related person, such as transactions involving the purchase or sale of products or services in the ordinary course of business in transactions of $120,000 or less, transactions in which the related person's interest is derived solely from service as a director of another entity that is a party to the transaction and transactions in which the related person's interest derives solely from his or her ownership (together with that of any other related persons) of less than 10% of the equity interests in another entity (other than a general partnership interest) which is a party to the transaction. The policy requires directors, director nominees and executive officers to provide prompt written notice to the Assistant Secretary of any related person transaction so it can be reviewed by the Board or a designated committee thereof consisting solely of independent directors to determine whether the related person has a direct or indirect material interest. If the Board or a designated committee thereof consisting solely of independent directors determines that this is the case, the Board or such committee will consider all relevant information to assess whether the transaction is in, or not inconsistent with, our best interests and the best interests of our shareholders. The Board reviews this policy annually and makes changes as appropriate.

Compensation Committee Interlocks and Insider Participation

In 2017, none of our executive officers or directors was a member of the Board of Directors of any other company where the relationship would be considered a compensation committee interlock under SEC rules.

Potential Director Candidates

The Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board. We expect our Board to consist of individuals with appropriate skills and experiences to meet Board governance responsibilities and to contribute effectively to our Company. The Governance Committee seeks to ensure that the Board reflects a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic markets, governmental/regulatory and leadership, sufficient to provide sound and prudent guidance with respect to our operations and interests. Our Board seeks to maintain a diverse membership, but does not currently have a separate policy on diversity.

TopBuild Corp. - Proxy Statement 12

The Governance Committee does not have a specific policy regarding consideration of any director candidates recommended by shareholders. The Governance Committee will consider director candidates recommended by shareholders, using the same criteria as for other candidates. Shareholders may submit recommendations in accordance with the procedures for nominations and proposals for other business to be brought at the Annual Meeting, as set forth in this proxy statement.

Risk Management

While our management is responsible for the day-to-day management of risks to the Company, our Board has broad oversight responsibility for our risk management programs.

Our Board exercises risk management oversight and control both directly and indirectly, the latter through various Board committees. Our Board regularly reviews information regarding the Company's credit, liquidity and operations, including the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's compensation policies and practices. The Audit Committee is responsible for oversight of financial risks, including the steps the Company has taken to monitor and mitigate these risks. The Governance Committee is responsible for oversight of risks related to corporate governance and, in its role of reviewing and maintaining the Company's Corporate Governance Guidelines and Code of Business Ethics, manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the strategy and the business of the Company.

Corporate Governance Documents

Current copies of the following corporate governance documents are on our website at: http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/:

•	Corporate Governance Guidelines
•	Code of Business Ethics
•	Audit Committee Charter
•	Compensation Committee Charter
•	Governance Committee Charter

We will provide any of these documents in print to any shareholder upon written request to TopBuild Investor Relations, 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101.

Communications to the Board

Shareholders and other parties interested in communicating directly with the Board, an individual director, the non-management directors as a group, or a Board Committee should send such communications to the following address:

TopBuild Corp.
c/o Assistant Secretary
475 North Williamson Boulevard
Daytona Beach, Florida 32114‑7101, USA

The Assistant Secretary will receive and process all communications. The Assistant Secretary will forward all communications unless the Assistant Secretary determines that a communication is a business solicitation or advertisement, or is a request for general information about the Company.

TopBuild Corp. - Proxy Statement 13

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors consists of seven (7) directors, six (6) of whom the Board has determined satisfy the Company's Director Independence Standards (“Categorical Standards”), which track the NYSE director independence standards.

The Company's Board has three (3) staggered classes of Directors, each of whom serves for a term of three (3) years. At the Annual Meeting, the Board's  Class III Directors will be elected to hold office for a term of three (3) years or until their respective successors are elected and qualified. Unless otherwise instructed, the shares represented by validly submitted proxy cards will be voted “FOR” the election of the below listed Board nominees to serve as Class III Directors of the Company.

Management has no reason to believe that the below listed Board nominees will not be candidates or will be unable to serve as Class III Directors. However, in the event that either of the below listed Board nominees should become unable or unwilling to serve as Class III Director(s), the proxy card will be voted for the election of such alternate person(s) as shall be designated by the Board. If any alternate person(s) is/are designated by the Board to serve as Class III Director nominee(s), the Company will publicly notify shareholders by press release and will promptly distribute to shareholders revised proxy materials (including a revised proxy card if you requested to receive printed proxy materials) that (i) identify each such substitute nominee, (ii) disclose whether such substitute nominee has consented to being named in the revised proxy statement and is willing to serve if elected and (iii) include certain other disclosures required by applicable federal proxy rules and regulations with respect to each such substitute nominee. Under our Amended and Restated Certificate of Incorporation, vacancies on the Board shall, except as otherwise required by law, be filled solely by a majority of the directors then in office or by the sole remaining director, and each director so elected shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected.

Information about Director Nominees and Continuing Directors

Nominees for election as directors with terms expiring in 2021

Gerald Volas
Director Since: 2015 Chief Executive Officer Age: 63 Committees: None

Experience and Qualifications:

Mr. Volas has served as our Chief Executive Officer since June 2015. Mr. Volas was a Group President at Masco Corporation (“Masco”) from 2006 to June 2015 and prior to that, President of Liberty Hardware Mfg. Corp., a Masco operating company, from 2001 to 2005. From 1996 to 2001, he served as a Group Controller supporting a variety of Masco operating companies; and from 1982 to 1996, he served in progressive financial roles including Vice President/Controller at BrassCraft Manufacturing Company, a Masco operating company. Mr. Volas is a Certified Public Accountant. Mr. Volas is a director of Trex Company, Inc., a manufacturer of wood alternative decking and related products, serving since March 2014.

Mr. Volas' leadership positions with Masco and Masco's subsidiaries give him company-specific knowledge in all areas important to TopBuild's performance including, among others, key markets, personnel, customer and supplier relationships, operations, marketing, finance and risk management.

TopBuild Corp. - Proxy Statement 14

Carl T. Camden
Director Since: 2015 Former President and Chief Executive Officer, Kelly Services, Inc. Age: 63 Independent Committees: Audit, Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Mr. Camden formerly served as Chief Executive Officer of Kelly Services, Inc., a global provider of outsourcing and consulting services and workforce solutions, from 2006 to 2017 and as its President from 2001 to 2017. He joined Kelly Services in 1995 and has served in various executive roles with responsibilities for sales, marketing and strategy. Prior to joining Kelly Services, Mr. Camden was Senior Vice President and Director of Corporate Marketing for KeyCorp, a financial services company. He has been a director of Temp Holdings Co., Ltd. since 2008 and Kelly Services from 2002 to 2017. From 2006 to 2013, Mr. Camden was also a director of the Federal Reserve Bank of Chicago, Detroit Branch, serving as its Chairman from 2011 to 2013.

Mr. Camden has significant experience and expertise in executive management, human resource strategies, labor dynamics, economics and marketing. His strong leadership skills as well as his considerable knowledge and experience in the factors that affect the labor market and global business operations are an asset to our Company. The Board has affirmatively determined that Mr. Camden is independent.

Joseph S. Cantie
Director Since: 2015 Former Chief Financial Officer, TRW Automotive Holdings Corp. Age: 54 Independent Committees: Audit (Chair), Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Mr. Cantie is the former Executive Vice President and Chief Financial Officer of TRW Automotive Holdings Corp., a diversified global supplier of automotive systems, modules and components, a position he held from February 2003 until January 2016. From 2001 to 2003, Mr. Cantie was Vice President, Finance for the automotive business of TRW, Inc., a global aerospace, systems and automotive conglomerate. Mr. Cantie served as TRW Inc.'s Vice President, Investor Relations from 1999 until 2001. From 1996 to 1999, Mr. Cantie was employed by LucasVarity plc, serving in several executive positions, including Vice President and Controller. Prior to joining LucasVarity, Mr. Cantie was employed as a certified public accountant with the international accounting firm of KPMG. Mr. Cantie is a director of Delphi Technologies PLC, an automotive parts company, and Summit Materials, Inc., a vertically-integrated construction materials company.

Mr. Cantie has significant experience leading the finance organization of a large company. His background and expertise provides us with a deeper understanding of finance, financial operations, capital markets and investor relations. The Board has affirmatively determined that Mr. Cantie is independent.

The Board of Directors recommends that you vote “FOR” the election of Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors.

TopBuild Corp. - Proxy Statement 15

Continuing directors with terms expiring in 2019

Dennis W. Archer
Director Since: 2015 Chairman and Chief Executive Officer of Dennis W. Archer PLLC Chairman Emeritus of Dickinson Wright PLLC Age: 76 Independent Committees: Audit, Compensation and Governance

Experience and Qualifications:

Mr. Archer has served as Chairman and Chief Executive Officer of Dennis W. Archer PLLC since 2010. He has also served as Chairman Emeritus of Dickinson Wright PLLC since 2010, prior to which he was Chairman from 2002 to 2009. Mr. Archer was Chair of the Detroit Regional Chamber from 2006 to 2007, and President of the American Bar Association from 2003 to 2004. He served two (2) terms as Mayor of the City of Detroit, Michigan from 1994 through 2001 and was President of the National League of Cities from 2000 to 2001. He was appointed as an Associate Justice of the Michigan Supreme Court in 1985, and in 1986 was elected to an eight (8) year term. From 2002 through 2014, Mr. Archer served as a director of Johnson Controls, Inc. and Compuware Corporation. He also served as director of Masco Corporation from 2004 through 2016.

Mr. Archer's long and distinguished career as an attorney and judge provides our Board with specific expertise and a unique understanding of litigation and other legal matters. As a result of his position as Mayor of Detroit, he has broad leadership, administrative and financial experience and is also knowledgeable in the area of governmental relations. The Board has affirmatively determined that Mr. Archer is independent.

Alec C. Covington
Director Since: 2015 Managing Director, Haynes Park Capital, LLC Age: 61 Independent/Chairman of the Board Committees: Audit, Compensation and Governance (Chair) Audit Committee Financial Expert

Experience and Qualifications:

Mr. Covington has served as Managing Director of Haynes Park Capital, LLC, a private investment and business consulting firm, since forming the company late in 2013. Mr. Covington served as the President and Chief Executive Officer of Nash-Finch Company, a food distribution company, from 2006 until the company merged with Spartan Stores, Inc. in 2013. From 2004 to 2006, he served as both President and Chief Executive Officer of Tree of Life, Inc., a specialty food distributor, and as a member of the Executive Board of Tree of Life's parent corporation, Royal Wessanen NV, a corporation based in the Netherlands. From 2001 to 2004, Mr. Covington was Chief Executive Officer of AmeriCold Logistics, LLC, a company that specializes in temperature-controlled warehousing and logistics for the food industry. Prior to that time, Mr. Covington was the President of Richfood Inc. and Executive Vice President of Supervalu Inc.

Mr. Covington has a strong background in distribution, supply chain operations and logistics. His significant leadership, executive management experience and expertise in the areas of management, operations and business development provide us with a broad-based understanding of areas important to our growth and operations. The Board has affirmatively determined that Mr. Covington is independent.

TopBuild Corp. - Proxy Statement 16

Continuing directors with terms expiring in 2020

Mark A. Petrarca
Director Since: 2015 Senior Vice President of Human Resources and Public Affairs, A. O. Smith Corporation Age: 54 Independent Committees: Audit, Compensation (Chair) and Governance

Experience and Qualifications:

Mr. Petrarca has served as the Senior Vice President of Human Resources and Public Affairs of A. O. Smith Corporation, a global manufacturer of residential and commercial water heating equipment, since 2005. In this role, he is responsible for all human resource activities, including policy and strategy development, performance management, employee relations, compensation and benefits and organizational development and succession planning, as well as public affairs and communications. Mr. Petrarca joined A. O. Smith Corporation in 1999, serving as Vice President-Human Resources for its Water Products Company until 2005. Mr. Petrarca was previously employed as Director of Human Resources for Strike Weapon Systems, a division of Raytheon Systems Company, and in various manufacturing and human resources positions at the Defense Systems and Electronics Group of Texas Instruments.

Mr. Petrarca brings strong expertise in domestic and international human resources and insight into employee relations issues, public affairs and communications. He provides us with valuable experience in policy and strategy development, performance management, organizational development, succession planning, executive compensation and mergers and acquisitions. He also has a deep understanding of the building products industry. The Board has affirmatively determined that Mr. Petrarca is independent.

Margaret M. Whelan
Director Since: 2015 Chief Executive Officer, Whelan Advisory, LLC Age: 45 Independent Committees: Audit, Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Ms. Whelan has served as Chief Executive Officer of Whelan Advisory, LLC since 2014, providing strategic and financial counsel to leaders of both public and private companies in the U.S. and internationally. Previously, she served as the Chief Financial Officer of Tricon Capital Group, an asset manager and investor in the North American residential real estate industry, from 2013 to 2014. From 2007 to 2013 she served as the Managing Director—Real Estate & Lodging Investment Banking Group of J.P. Morgan. In that role, Ms. Whelan managed the key relationships and risk associated with public and private homebuilders, residential real estate developers and financial sponsors. From 1997 to 2007 she was employed by UBS Investment Bank as the Managing Director—Builder & Building Products Equity Analyst, Global Head of House Research. She was previously employed by Merrill Lynch as an Equity Research Associate.  In 2017, Ms. Whelan joined the board of Mattamy Homes.

Ms. Whelan's extensive knowledge of the building industry, gained through her experience as an analyst, together with her financial experience, provides us with strategic insight and a valuable perspective of the housing market and its key participants and dynamics. Further, her investment banking experience assists us as we evaluate growth opportunities. The Board has affirmatively determined that Ms. Whelan is independent.

TopBuild Corp. - Proxy Statement 17

BOARD OF DIRECTORS AND COMMITTEES

Board Meetings and Committees

Our business is managed under the direction of the Board. The Board has established the following standing committees: Audit; Compensation; and Governance. The membership and function of each committee is described herein.

In fiscal 2017, the Board held five (5) regularly scheduled meetings and met telephonically three (3) times. All of the directors attended 100% of the meetings of the Board and the Committees on which they served. Directors are expected to attend the Annual Meeting. All of the directors attended the 2017 Annual Meeting of shareholders.

COMMITTEES OF THE BOARD

Each Committee has a written charter that sets forth in detail the duties and responsibilities of the Committee. Current copies of each of the Committee charters are available on our website at: http://www.topbuild.com/ Investors/Corporate-Governance/Governance-Documents/.

Audit Committee

Roles and responsibilities:	Fiscal 2017 Membership

•      Appointing and overseeing a firm to serve as the independent registered public accounting firm to audit our financial statements;

•      Ensuring the independence of the independent registered public accounting firm;

•      Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end financial results;

•      Reviewing and reassessing the adequacy of our Code of Business Ethics;

•      Establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•      Measuring the adequacy of our internal controls and internal audit function; and

•      Approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Joseph S. Cantie (Chair)
Dennis W. Archer
Carl T. Camden
Alec C. Covington
Mark A. Petrarca
Margaret M. Whelan

Number of Meetings in FY 2017:

Four (4)

Independence:

•      All members of the Audit Committee meet the independence standards and requirements of the NYSE and the SEC

•      The Board has determined that Messrs. Cantie, Camden, Covington and Ms. Whelan qualify as “audit committee financial experts” as defined by SEC rules

Governance Committee

B
Roles and responsibilities:	Fiscal 2017 Membership

•      Identifying and recommending candidates for officers and membership on our Board of Directors and recommending directors for appointment to the committees of our board of directors;

•      Reviewing the adequacy of our Code of Business Ethics as it relates to directors and executive officers, and overseeing compliance with the Code of Business Ethics by directors;

•      Overseeing the process of evaluating the performance of the Board and management;

•      Overseeing an orientation and continuing education program for directors; and

•      Assisting the Board on corporate governance matters, including reviewing and recommending any proposed changes to our Corporate Governance Guidelines, Code of Business Ethics, Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation.

Alec C. Covington (Chair)
Dennis W. Archer
Carl T. Camden
Joseph S. Cantie
Mark A. Petrarca
Margaret M. Whelan

No. of Meetings in FY 2017:

Four (4)

Independence:

•      All members meet the independence standards and requirements of the NYSE

TopBuild Corp. - Proxy Statement 18

Compensation Committee

Roles and responsibilities:	Fiscal 2017 Membership

•      Reviewing and approving the Company's compensation and benefits policies generally (subject, if applicable, to shareholder ratification), including reviewing and approving incentive compensation plans and equity-based plans of the Company;

•      Making recommendations to the Board with respect to incentive compensation plans and equity-based plans;

•      Approving and ratifying the grant of awards under the Company's incentive compensation and equity-based plans, including amendments to the awards made under any such plans, and reviewing and monitoring awards under such plans;

•      Reviewing and approving corporate goals and objectives relevant to executive compensation for each of the Company's senior corporate executives, evaluating each executive's performance in light of such goals and objectives, and setting each executive's compensation based on such evaluation and other factors as the Committee deems appropriate and in the best interests of the Company; and

•      Determining the long-term incentive compensation component of senior corporate executives' compensation by considering such factors as the Committee deems appropriate and in the best interests of the Company.

Committee Advisors:

•      Role of Executive Officers. The Chief Executive Officer (“CEO”) and certain other executives assist the Compensation Committee with its review of the compensation of our officers. At the Compensation Committee's request, the CEO provides input for the Compensation Committee to consider regarding the performance and appropriate compensation of the named executive officers other than himself. The CEO does not participate in the Compensation Committee's deliberations or decisions with regard to his own compensation. The Compensation Committee gives considerable weight to the CEO's evaluation of the other named executive officers because of his direct knowledge of each executive.

•      Role of Compensation Consultants. Our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser. In accordance with this authority, in March 2016, the Compensation Committee engaged Willis Towers Watson as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation. All executive compensation services provided by Willis Towers Watson will be directed or approved by the Compensation Committee. See “Compensation Discussion and Analysis” below.

Mark A. Petrarca (Chair)
Dennis W. Archer
Carl T. Camden
Joseph S. Cantie
Alec C. Covington
Margaret M. Whelan

No. of Meetings in FY 2017:

Five (5)

Independence:

•      All members of the Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our Non-Employee Directors Equity Program

•      All members are “non-employee directors” (within the meaning of Rule 16b‑3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” (within the meaning of Section 162(m) of the Code)

TopBuild Corp. - Proxy Statement 19

Director Independence

Our Corporate Governance Guidelines and the rules of the NYSE require that a majority of the members of the Board be independent directors. Our Board has adopted its own director independence standards to assist it in assessing director independence (“Categorical Standards”). These Categorical Standards are available on our website at: http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/. The Categorical Standards have been designed to comply with the NYSE standards for director independence. For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly, immediate family members of the director, or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm's length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties.

Until May 2017, one of our directors, Mr. Carl Camden, served as the President and Chief Executive Officer of Kelly Services, Inc., a temporary staffing company. We paid Kelly Services $51,300 for services in the year ended December 31, 2017. These services consisted of temporary field and insulation installation construction labor. The Board considered these payments in connection with its assessment of Mr. Camden's status as an independent director, including for purposes of membership on our Audit and Compensation Committees.

The Board also considered the nature of the services provided by Kelly Services to the Company, the fact that the Company's relationship with Kelly Services predated Mr. Camden's appointment to our Board and the fact that the payments by the Company comprised significantly less than one (1) percent of Kelly Services' 2017 revenue.

After considering our Categorical Standards, as well as the NYSE independence standards and the transactions described above, the Board determined that none of the current directors or director nominees, other than Mr. Volas (who is a current employee of the Company), has a material relationship with the Company, and that each of these directors (other than Mr. Volas) is independent.

The Board has also determined that all members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC. The Board has also determined that all members of the Compensation Committee meet the independence standards of the NYSE, and that all members of the Compensation Committee are “non-employee directors” (within the meaning of Rule 16b‑3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code).

Summary

We have provided certain information about the capabilities, experience and other qualifications of our directors in their biographies and as set forth above. The Board considered these qualifications in particular in concluding that each current director and director nominee is qualified to serve as a director of the Company. In addition, the Board has determined that each director and director nominee possess the skills, judgment, experience, reputation and commitment to make a constructive contribution to the Board.

DIRECTOR COMPENSATION

As compensation for their service on our Board, each of our non-employee directors receive an annual retainer of $200,000, of which $80,000 is paid in cash and $120,000 is paid in the form of restricted stock. Additionally, our Chairman of the Board receives an annual cash retainer of $150,000 for service in this position. The additional annual retainers for serving as Chair of the Audit Committee, Compensation Committee and Governance Committee are $20,000, $15,000 and $10,000, respectively. Alec C. Covington declined receipt of the $10,000 annual retainer for serving as Chair of the Governance Committee. Our non-employee directors do not receive any perquisites. Mr. Gerald Volas, who is a director and Chief Executive Officer of our company, does not receive additional compensation for service as a director. The table below shows compensation for the year ended December 31, 2017.

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Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Alec C. Covington	230,000	119,938	349,938
Joseph S. Cantie	100,000	119,938	219,938
Mark A. Petrarca	95,000	119,938	214,938
Carl T. Camden	80,000	119,938	199,938
Dennis W. Archer	80,000	119,938	199,938
Margaret M. Whelan	80,000	119,938	199,938

(1) Gerald Volas, the Company's Chief Executive Officer and a director, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as a director. The compensation received by Mr. Volas as an employee of the Company is shown in the Summary Compensation Table.

(2) This column reflects the grant date fair value of the entire amount of awards granted to our independent directors, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, excluding estimated forfeitures.

Non-Employee Director Stock Ownership Guidelines

Our Governance Committee has adopted a policy requiring that our non-employee directors own five (5) times their annual cash retainer in our common stock. These guidelines become effective upon a non-employee director's election to the Board and give such directors five (5) years from the effective date to achieve the targeted ownership.  All of our non-employee directors have satisfied the guidelines or are on track to be in compliance with the guidelines within the five (5) year window.

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The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of TopBuild's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the 2017 Annual Report with the Company's management and independent registered public accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the Company's internal controls systems, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent registered public accounting firm, as required by Independence Standard Board No. 1, Independence Discussions with Audit Committees. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm's independence.

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10‑K for the year ended December 31, 2017, for filing with the U.S. Securities and Exchange Commission.

Audit Committee

Joseph S. Cantie (Chair)

Dennis W. Archer

Carl T. Camden

Alec C. Covington

Mark A. Petrarca

Margaret M. Whelan

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COMMON STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND SIGNIFICANT SHAREHOLDERS

Directors and Executive Officers

The following table sets forth, as of March 2, 2018, beneficial ownership of TopBuild common stock by each executive officer named in the Summary Compensation Table in this proxy statement, each director or director nominee, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by such person that are exercisable as of March 2, 2018 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of such person's percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner(1)	Shares Beneficially Owned (#)	Percent of Class(2)
Gerald Volas(3)	285,445	*
Robert M. Buck(4)	115,452	*
John S. Peterson(5)	46,158	*
Joseph S. Cantie(6)	16,300	*
Dennis W. Archer	11,030	*
Paul Joachimczyk(7)	7,699	*
Alec C. Covington	7,550	*
Mark A. Petrarca(8)	7,550	*
Carl T. Camden	7,550	*
Margaret M. Whelan	7,550	*
All current directors and executive officers of the company as a group (10) persons	512,284	1.4%

* Less than 1%

(1) The address for each beneficial owner listed in this table is 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101.

(2) As of March 2, 2018, we had 35,610,656 shares of our common stock outstanding.

(3) Includes options to acquire 164,444 shares of common stock, 7,389 shares held in a revocable living trust, of which Mr. Volas is the trustee, and 294 shares held in a retirement plan.

(4) Includes options to acquire 60,691 shares of common stock.

(5) Includes options to acquire 16,294 shares of common stock.

(6) Includes 8,750 shares held in a revocable living trust, of which Mr. Cantie is the trustee.

(7) Includes options to acquire 1,846 shares of common stock.

(8) Includes 5,290 shares held in a revocable living trust, of which Mr. Petrarca is the trustee.

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Certain Other Shareholders

As of March 2, 2018, the following were beneficial owners of more than 5% of our outstanding common stock. Unless otherwise indicated, each beneficial owner had sole voting and dispositive power with respect to the common stock held. In accordance with SEC rules, information with respect to each shareholder identified in the table below is derived from its most recently dated Schedule 13G or 13D, as filed by it with the SEC. We do not know, nor do we have reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not.

Name of Beneficial Owner	Shares Beneficially Owned (#)	Percent of Class(1) (%)
BlackRock Inc.(2)	5,172,547	14.5
The Vanguard Group(3)	3,261,474	9.2
FMR LLC(4)	2,146,238	6.0
Wellington Management Group LLP(5)	2,241,678	6.3
Dimensional Fund Advisors LP(6)	2,387,449	6.7

(1) As of March 2, 2018, we had [35,540,271] shares of our common stock outstanding.

(2) BlackRock Inc. beneficially owned 5,172,547 shares of our common stock, over which it exercises sole dispositive power. The figure includes 5,089,335 shares over which it exercises sole voting power. The address of this shareholder is 55 East 52nd Street, New York, NY 10055. All information with respect to Blackrock is based on its Schedule 13G/A filed with the SEC on January 19, 2018, which additionally identifies those subsidiaries through which it beneficially owns the reported shares of common stock.

(3) Based on a Schedule 13G filed with the SEC on February 9, 2018, The Vanguard Group and certain of its subsidiaries beneficially owned 3,261,474 shares of our common stock, with sole voting power over 57,123 shares, sole dispositive power over 3,202,775 shares and shared dispositive power over 58,699 shares. The address of this shareholder is 100 Vanguard Blvd., Malvern, PA 19355.

(4) Based on a Schedule 13G filed with the SEC on February 13, 2018, FMR LLC beneficially owned 2,146,238 shares of our common stock, with sole voting power over 532,571 shares and sole dispositive power over all of the shares. The address of this shareholder is 245 Summer Street, Boston, Massachusetts 02210.

(5) Pursuant to the Schedule 13G filed with the SEC on February 8, 2018 by Wellington Management Group, LLP, the reporting persons share voting power over 1,838,402 shares and dispositive power over 2,241,678 shares. Pursuant to information contained in such Schedule 13G, all shares as to which such Schedule 13G was filed by Wellington Management Group LLP, as parent holding company of certain holding companies and the Wellington Investment Advisers, are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

(6) Based on a Schedule 13G filed with the SEC on February 9, 2018, Dimensional Fund Advisors LP beneficially owned 2,387,449 shares of our common stock, with sole voting power over 2,309,591 shares and sole dispositive power over all of the shares. The address of this shareholder is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

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The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of TopBuild's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Mark A. Petrarca (Chair)
Dennis W. Archer
Carl T. Camden
Joseph S. Cantie
Alec C. Covington
Margaret M. Whelan

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

Set forth below is information about our executive officers. There are no family relationships among any of the officers named below.

Gerald Volas. Mr. Volas, 63, has served as our Chief Executive Officer since June 2015. Mr. Volas was a Group President at Masco from 2006 to June 2015 and prior to that, President of Liberty Hardware Mfg. Corp., a Masco operating company, from 2001 to 2005. From 1996 to 2001, he served as a Group Controller supporting a variety of Masco operating companies; and from 1982 to 1996, he served in progressive financial roles including Vice President/Controller at BrassCraft Manufacturing Company, a Masco operating company. Mr. Volas holds a Bachelor of Business Administration degree from the University of Michigan at Ann Arbor and is a Certified Public Accountant. Mr. Volas is a director of Trex Company, Inc., a manufacturer of wood alternative decking and related products, serving since March 2014.

Robert Buck. Mr. Buck, 48, has served as our President and Chief Operating Officer since June 2015. Mr. Buck served as Group Vice President of Masco from 2014 until June 2015. In this position, Mr. Buck was responsible for the Installation and Other Services Segment consisting of both Masco Contractor Services and Service Partners. Mr. Buck served as President and Chief Executive Officer of Masco Contractor Services from 2011 until June 2015. Mr. Buck began his career with Masco in 1997 at Liberty Hardware Mfg. Corp., where he spent eight years in several operations leadership roles and worked extensively in international operations. Mr. Buck became Executive Vice President in 2005 and helped lead the merger of another Masco company with Liberty Hardware before being promoted to the office of President in 2007. Mr. Buck holds a Bachelor of Science degree in Information Systems and Operations Management, and a Masters in Business Administration from the University of North Carolina at Greensboro.

John Peterson. Mr. Peterson, 59, has served as our Vice President and Chief Financial Officer since June 2015. Mr. Peterson served as Executive Vice President, Chief Financial Officer of Masco Contractor Services from November 2010 until June 2015. From 2006 to 2010, he was the Chief Financial Officer of Masco Retail Cabinet Group, a Masco subsidiary. From 2001 to 2006, he was the Vice President-Finance for Biolab and from 1998 to 2001, he was the Vice President-Finance, Performance Chemicals Division, both subsidiaries of Great Lakes Chemical, which has since changed its name to Chemtura Corporation. Mr. Peterson holds a Bachelor of Science degree in Accounting from Pennsylvania State University and a Masters in Business Administration from the University of Indianapolis.

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Paul Joachimczyk. Mr. Joachimczyk, 45, has served as our Vice President, Controller since October 2016. Previously, he was the Chief Financial Officer for a division within Stanley Black and Decker. Mr. Joachimczyk also served in various Controller positions at General Electric and was a Senior Financial Analyst at We Energies and Blue Cross Blue Shield Milwaukee. Mr. Joachimczyk began his career as a financial auditor with Ernst and Young, LLP. He earned a Bachelor's degree in Business Administration from the University of Wisconsin, Milwaukee and is a Certified Public Account in the State of Wisconsin.

Compensation Discussion and Analysis

Overview

For purposes of this Compensation Discussion and Analysis and the disclosure under “Compensation of Executive Officers,” our named executive officers are identified below (collectively, our “named executive officers”). The information provided reflects summary information concerning TopBuild's executive compensation approach developed to date.

Named Executive Officers

Name	TopBuild Title
Gerald Volas	Chief Executive Officer
Robert Buck	President and Chief Operating Officer
John Peterson	Vice President and Chief Financial Officer
Paul Joachimczyk	Vice President, Controller
Michelle Friel	Former Vice President, General Counsel and Secretary

TopBuild Compensation Programs

We recognize the importance of attracting and retaining executive officers who can effectively lead our business and make effective strategic decisions and motivating them to maximize our company's performance and create long-term value for our shareholders. We believe in rewarding our executive officers based on our performance. Our Compensation Committee continues to thoughtfully and thoroughly analyze our compensation practices and programs.

Consideration of Shareholder Vote on Executive Compensation

At our 2017 Annual Meeting, our shareholders had the opportunity to cast an advisory vote on our executive compensation, referred to as the say-on-pay proposal. At that meeting, approximately 99% of the votes cast were voted in favor of the say-on-pay proposal, suggesting that an overwhelming majority of our shareholders approve of our executive compensation programs and philosophy. The Compensation Committee considered this vote when considering and approving the 2018 compensation structure for our executives and, accordingly, made few changes to the 2018 program.

Compensation Philosophy

We believe that effective executive compensation programs are critical to our long-term success. We have developed compensation programs with the following objectives:

•	Attracting and retaining world-class executives through a total compensation opportunity that is competitive within the various markets in which we compete for talent.
•

Encouraging a pay-for-performance mentality by directly relating variable compensation elements to the achievement of financial and strategic objectives without encouraging undue risk taking. Incentive plans are designed to recognize and reward accomplishing individual goals, as well as our long-term company objectives.

•	Promoting a direct relationship between executive compensation and our shareholder interests.

Our long-term incentive opportunities link a significant portion of executive compensation to our performance through performance-based restricted stock and stock option awards. We believe that an executive's total

TopBuild Corp. - Proxy Statement 26

compensation opportunity should increase commensurate with his or her responsibility and capacity to influence our results. Additionally, as an executive's responsibility and accountability increase, so should the portion of that person's compensation that is at risk. Therefore, not only do base salaries increase with position and responsibility, but short-term and long-term incentive opportunities as a percentage of total compensation increase as well.

Equity grants in the form of stock awards that vest only upon the achievement of performance goals as well as stock options with extended vesting periods are an important component of compensation for executive officers. The value ultimately realized from equity awards depends on the long-term performance of TopBuild's common stock.

TopBuild Compensation Practices

TopBuild has adopted the following compensation practices:

•	a compensation mix weighted towards performance-based incentives;
•	significant portion of executive compensation tied to stock price performance;
•	no excise tax gross-ups;
•	an annual market analysis of executive compensation levels and trends;
•	no individual employment agreements;
•	limited perquisites to our executive officers; and
•	prohibiting the re-pricing of options under our equity plan.

As a guideline, we target executive compensation levels within 90%‑110% of market median. However, target pay for any individual executive may be outside this range due to experience levels, unique job qualifications, internal equity considerations or other factors considered by management and the Compensation Committee.

Our Compensation Committee believes it is in TopBuild's interest to retain flexibility in its compensation programs. Consequently, in some circumstances, TopBuild may pay compensation that is not tax deductible by TopBuild.

Stock Ownership Guidelines

Our Compensation Committee has adopted a policy requiring our executives to own a multiple of their base salary in our common stock. In the case of our Chief Executive Officer, the multiple is five (5) times base salary. In the case of our President and Chief Operating Officer and our Vice President and Chief Financial Officer, the multiple is three (3) times base salary. In the case of our Vice President, General Counsel and Secretary, and our Vice President, Chief Human Resource Officer, the multiple is two (2) times base salary. In the case of all other Vice Presidents, the multiple is one (1) times base salary. Individuals have five years from the point of being subject to the ownership guidelines to achieve the prescribed multiple.

Executive Compensation Approach

TopBuild's 2017 compensation structure was composed of the following primary components:

•	Base salary;
•	Annual cash bonuses;
•	Long-term performance-based restricted stock awards; and
•	Long-term stock option awards.

We have no employment agreements with our executive officers. Our executive officers enter into award agreements in connection with grants of equity awards. The award agreements contain certain restrictive covenants, including a non-competition covenant during employment and for one (1) year thereafter.

Equity Incentive Compensation

We believe that a combination of performance-based restricted stock and stock options are appropriate vehicles for a public company to focus executives on long-term performance and alignment with shareholder interests.

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Extended vesting and exercise periods further align our named executive officers with our shareholders. See “Equity Compensation Program,” below.

Market Comparison for Compensation

Just as we compete for market share in highly competitive markets, we compete for talent in equally competitive labor environments. In order to attract and retain critical leadership, we strive to provide a comprehensive and competitive total compensation package. We utilize the resources of an independent compensation consultant to aid in establishing our programs and to monitor how they compare with the marketplace. Specifically, the Compensation Committee has retained Willis Towers Watson, a leading global executive compensation consultant, to advise the Compensation Committee on market trends relative to executive compensation, to provide market data as requested and to share input and views on issues being discussed by the Compensation Committee.

The Compensation Committee has sole authority to approve the independent compensation consultant's fees and terms of engagement on executive compensation matters. The Compensation Committee annually reviews its relationship with Willis Towers Watson to ensure its independence on executive compensation matters, taking into account the independence analysis and recommendation of the Governance Committee. In making its recommendation, the Governance Committee reviewed the independence of Willis Towers Watson and the individual representatives of Willis Towers Watson who served as the Compensation Committee's advisors, considering the following specific factors: (i) other services provided to us by Willis Towers Watson; (ii) fees paid by us to Willis Towers Watson as a percentage of Willis Towers Watson's total revenue; (iii) policies and procedures maintained by Willis Towers Watson that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual representatives of Willis Towers Watson who advised the Compensation Committee and any member of the Compensation Committee; (v) any shares of our company's common stock owned by the individual representatives; and (vi) any business or personal relationships between our executive officers and Willis Towers Watson or the individual representatives.

The Compensation Committee concluded, based on the evaluation described above and recommendation from the Governance Committee, that these nonexecutive compensation services performed by Willis Towers Watson did not raise a conflict of interest or impair Willis Towers Watson's ability to provide independent advice to the Compensation Committee regarding executive compensation matters.

We endeavor to benchmark our executive compensation levels against similarly situated executives in comparably sized organizations within and outside the building products sector. We believe we compete for executive resources with other non-financial institutions across multiple industrial segments. With that in mind, our consultants use general industry salary surveys and size-adjust the data to organizations with a similar revenue size. We attempt to design both short-term and long-term incentives to produce rewards in excess of median market levels when Company performance is better than target.

For 2017, the Compensation Committee targeted our overall compensation and benefits programs and each element of compensation at the median level of the surveyed companies. Since a number of variables can influence the relationship of an individual executive's pay components to the survey median data, the Compensation Committee considers a range of 90%‑110% of median to be appropriate when reviewing total compensation. Although the Compensation Committee attempts to have each component of compensation in this target range, the Compensation Committee puts greater emphasis on achieving the target at the total compensation level. Variables considered include, but are not limited to, education, position tenure, previous experience, level of performance, additional responsibilities, and, as appropriate, recruitment considerations.

The Compensation Committee authorized Willis Towers Watson to perform a detailed analysis of our executive compensation levels in 2017. For 2018, we will continue to compare ourselves to the labor market median of other companies similar in revenue size to TopBuild, as well as a comparison to a building products peer group. We believe an equal weighting to these two sources creates a market median appropriate target for our total compensation program.

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Compensation of Named Executive Officers

The disclosure in the “Summary Compensation Table” relates to the 2016 and 2017 compensation of our named executive officers. Effective March 1, 2018, our Compensation Committee approved increases to the base salary and long-term incentive opportunity for our named executive officers. The table below summarizes our 2017 compensation levels and the changes approved effective March 1, 2018, for each of our named executive officers.

Name	Position	Base Salary as of December 31, 2017 ($)	Target Bonus as Percentage of Salary (%)(2)	Base Salary as of March 1, 2018 ($)	Target Bonus for 2018 (%)	LTI Level as of February 20, 2018 ($)(3)
Gerald Volas(1)	Chief Executive Officer	810,000	100	835,000	100	2,200,000
Robert M. Buck	President and Chief Operating Officer	530,000	75	550,000	75	850,000
John S. Peterson	Vice President and Chief Financial Officer	450,000	65	470,000	65	600,000
Paul Joachimczyk	Vice President, Controller	310,000	40	310,000	40	200,000

(1) TopBuild has entered into an agreement with Mr. Volas that would provide him severance benefits under specified termination events. This agreement does not include any “golden parachute” excise tax gross-up payments.

(2) Maximum bonus opportunity of 200% of target.

(3) Allocated 40% to stock options (Black-Scholes value) and 60% to performance-based restricted stock awards (target/maximum is 200% of target). Mr. Volas, Mr. Buck and Mr. Peterson were the only named executive officers who received an increase in long-term incentive opportunity.

2017 Annual Incentive Performance-Based Cash Bonus Opportunity

TopBuild provided an annual cash bonus opportunity for fiscal 2017 to our named executive officers to emphasize annual performance, provide incentive to achieve critical business objectives and align officers' interests with those of its shareholders.

The performance metrics were operating income as a percentage of sales (weighted 75%) and achievement of certain strategic objectives (weighted 25%). The threshold, target and maximum goals set for the 2017 annual performance program are set forth below. These metrics were those believed to most effectively reflect drivers of enhanced shareholder value creation. Operating income as a percentage of sales was more heavily weighted because it reflects the primary driver of our stock price performance.

The following table shows target and actual performance along with percentage attained for the 2017 annual performance program.

Annual Performance Goals and Achievements

Performance Metric	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual as Adjusted	Actual Percentage Attained Relative to Target	Weighting	Actual Weighted Performance Percentage
Operating Income as a Percentage of Sales(1)	7.0%	8.2%	9.0%	8.6%	148.2%	35.0%	51.9%
Operating Income, as Adjusted(1)	$129.0	$152.0	$167.0	$157.6	137.1%	35.0%	48.0%
Strategic Objectives						30.0%	26.3%(2)
TOTAL							126.2%

(1) For purposes of determining achievement of the performance target, operating profit from continuing operations was adjusted to exclude the effects of certain rationalization and other special charges and other unusual non-recurring gains and losses.

(2) Strategic Objectives include attainment of discrete goals relating to sales, working capital as a percentage of sales and safety initiatives.

To determine the cash bonus to be granted to our named executive officers based on the 2017 performance achievements set forth above, the target opportunities for each executive officer were multiplied by their applicable

TopBuild Corp. - Proxy Statement 29

payout percentage (that is, 100% for Mr. Volas, 75% for Mr. Buck, 65% for Mr. Peterson and 40% for Mr. Joachimczyk), which was in turn multiplied by each executive officer's base salary.

Threshold, target and maximum payouts under the 2017 cash bonus program are shown in the 2017 Grants of Plan-Based Awards Table, while actual awards for 2017 are disclosed in the Summary Compensation Table.

Equity Compensation Program

On February 19, 2018, our Compensation Committee approved equity awards designed to align executive compensation with market practices, reflect our strategic priorities, create a strong link between compensation and performance, drive compensation consistency by having the same performance metrics for executives and non-executives and assist with the ability to attract and retain key employees. The February 2018 equity awards consisted of stock options (40% of targeted total equity grant value) and performance-based restricted stock (60% of total equity grant value) under TopBuild's 2015 Long Term Stock Incentive Plan.

The stock options will vest in three equal increments on approximately each of the first three anniversaries of the date of the grant (February 19, 2018) and have an exercise price of $74.50 (the closing price of our common stock on the NYSE on the date of grant).

The performance-based restricted stock awards will vest on February 15, 2021, subject to the Company achieving certain pre-determined performance goals relating to our cumulative three (3) year earnings per share (50% of award) and our relative total shareholder return (“TSR”) (50% of award), over the three-year period ending on December 31, 2020. Partial payouts are permitted for performance that falls below target levels (in either of the two measures) and our executive officers may earn up to 200% of their target award level for performance that exceeds target performance. Partial payouts are permitted in cases where one of the performance measures is met and the other is not.

TopBuild Peer Group Established for Relative TSR Measurement

The following companies were identified as the peer group for the relative TSR measurement in the 2018‑2020 equity incentive program design. The peer group is based on similar business characteristics, including industry and revenue size between $650 million and $4.3 billion.

Toll Brothers Inc.	Beazer Homes USA Inc.
KB Home	BMC Stock Holdings Inc.
Taylor Morrison Home Corporation	Summit Materials Inc.
MSC Industrial Direct Co. Inc.	MI Homes Inc.
Universal Forest Products Inc.	Eagle Materials Inc.
Beacon Roofing Supply Inc.	Gibraltar Industries Inc.
Builders FirstSource Inc.	American Woodmark Corp.
Meritage Homes Corporation	Patrick Industries Inc.
Armstrong World Industries Inc.	Simpson Manufacturing Co. Inc.
Ply Gem Holdings Inc.	Installed Building Products Inc.

Summary Compensation Table for Fiscal Years 2015‑2017

Prior to June 30, 2015, the named executive officers were employed and compensated by Masco, from which TopBuild was spun-off as a newly-formed, independent company. We refer to this transaction as the Spin-Off. The following table sets forth certain information regarding compensation paid to the named executive officers of

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TopBuild in their capacities as officers of Masco (prior to the Spin-Off) and their capacities as officers of TopBuild (after the Spin-Off).

Name of Principal Position	Year(1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(6)	Total ($)
Gerald Volas	2017	802,500	—	1,200,071	799,976	1,022,200	4,500	3,829,247
Chief Executive Officer	2016	754,167	—	1,199,806	799,986	872,000	4,500	3,630,459
	2015	611,462	103,600	1,596,474	2,050,612	1,190,200	13,325	5,565,673
Robert M. Buck	2017	525,000	—	479,875	319,990	501,700	4,792	1,831,358
President and Chief Operating Officer	2016	491,667	—	480,238	319,974	427,500	4,871	1,724,250
	2015	431,077	49,950	787,454	837,490	287,500	8,947	2,402,418
John S. Peterson	2017	445,000	—	330,154	220,066	369,100	4,500	1,368,820
Vice President and Chief Financial Officer	2016	411,667	—	315,074	210,018	311,200	4,500	1,252,459
	2015	349,963	32,856	439,230	471,990	189,144	7,350	1,490,532
Paul Joachimczyk	2017	308,333	—	119,777	79,998	124,000	124,197	756,305
Vice President, Controller	2016	51,154	—	200,155	—	22,900	14,086	288,295
Michelle A. Friel	2017	72,361	—	204,235	136,025	—	1,592,464	2,005,085
Former Vice President, General Counsel and Secretary	2016	333,333	—	204,088	135,966	213,200	21,962	908,549

(1) Compensation information with respect to the year ended December 31, 2015 includes the aggregate of (i) compensation paid by Masco to the named executive officers in their capacities as officers of Masco prior to the Spin-Off and (ii) compensation paid by TopBuild to the named executive officers in their capacities as officers of TopBuild following the Spin-Off.

(2) This column includes amounts voluntarily deferred by each named executive officer as salary reductions under the 401(k) Savings Plan.

(3) These amounts include discretionary increases in excess of the amounts earned by the applicable executive based on the performance measures. Amounts for 2015 also include discretionary bonus payments for their strong leadership during the Spin-Off which enabled TopBuild to retain key talent, keep the organization focused on company initiatives and prevent disruption of the business.

(4) This column reports the grant date value of the restricted stock award opportunity calculated based on the closing stock price on the date of approval.  The named executive officers do not realize the value of restricted stock awards until those awards vest over the three (3) year vesting period following the grant date for awards made in 2017 and 2016; five (5) year vesting for awards granted in 2015.  Values for 2015 include the initial equity awards granted at the time of the Spin-Off (a “Founders Grant”) on July 8, 2015, and a grant on February 22, 2016 for 2015 performance.  Values for 2016 and 2017 include grants on February 22, 2016 for 2016 performance and February 21, 2017 for 2017 performance.

(5) Amounts in this column reflect the aggregate grant date fair value of stock options, calculated in accordance with FASB ASC Topic 718.The named executive officers have no assurance that these amounts will be realized. Actual gains, if any, on stock option exercises will depend on overall market conditions, the future performance of the common stock and the timing of exercise of the option. Values for 2015 include the Founders Grant made on July 8, 2015, and a grant made on February 22, 2016 for 2015 performance. Values for 2016 include the grants made on February 22, 2016 for 2016 performance. Values for 2017 include the grants made on February 21, 2017 for 2017 performance.

(6) See All Other Compensation table below.

Name of Principal Position	Year	Misc. ($)	Relocation Assistance ($)	Accelerated Stock Vesting's ($)	Executive Severance ($)	401(k) Company Matching ($)(1)	Total ($)
Gerald Volas	2017	—	—	—	—	4,500	4,500
Robert M. Buck	2017	292	—	—	—	4,500	4,792
John S. Peterson	2017	—	—	—	—	4,500	4,500
Paul Joachimczyk	2017	10	119,687	—	—	4,500	124,197
Michelle A. Friel	2017	—	—	1,588,356	—	4,109	1,592,464

(1)	Does not include any adjustment for non-discrimination testing of the 401(k) plan.

2017 Grants of Plan-Based Awards Table

The following table provides information about (i) the potential payouts that were available in 2017 to our named executive officers under our annual performance-based cash bonus opportunity and (ii) the actual grants of

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restricted stock and stock options made to our named executive officers in respect of 2017 performance under the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan (the “Amended LTIP”).

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($)
Gerald Volas	2/19/2018(1)	202,500	810,000	1,620,000
	2/21/2017(2)				800,000	2,000,000	3,200,000
	2/21/2017(3)							31,260			1,382,474
	2/21/2017(4)								55,400	38.39	799,976
Robert M. Buck	2/19/2018(1)	99,375	397,500	795,000
	2/21/2017(2)				320,000	800,000	1,280,000
	2/21/2017(3)							12,500			552,813
	2/21/2017(4)								22,160	38.39	319,990
John S. Peterson	2/19/2018(1)	73,125	292,500	585,000
	2/21/2017(2)				220,000	550,000	880,000
	2/21/2017(3)							8,600			380,335
	2/21/2017(4)								15,240	38.39	220,066
Paul Joachimczyk	2/19/2018(1)	31,000	124,000	248,000
	2/21/2017(2)				80,000	200,000	320,000
	2/21/2017(3)							3,120			137,982
	2/21/2017(4)								5,540	38.39	79,998
Michelle A. Friel	2/21/2017(3)							5,320(5)			235,277
	2/21/2017(4)								9,420(6)	38.39	136,025

(1) The amounts shown reflect the threshold, target and maximum opportunities under the 2017 annual cash bonus program. The amounts actually paid under this program are set forth in the “Summary Compensation Table” above.

(2) The amounts shown reflect the threshold, target and maximum opportunities under the 2017 annual equity program at a ratio of 40% for options and 60% for performance-based restricted stock. In respect to performance-based restricted stock they will vest within the threshold of 0% to 200% depending on company performance. The amounts actually paid under this program are set forth in the “Summary Compensation Table” above.

(3) The amounts shown reflect the number of shares of restricted stock granted on February 21, 2017, and the grant date fair value at a per share value of $38.39. These restricted stock grants vest on February 21, 2020, three years after the grant date. Amounts disclosed are based on current estimates of future performance and attainment of specific annual performance goals; however, the ultimate payouts will be determined based on actual three-year aggregate performance, which may vary from such estimates.

(4) The amounts shown reflect the grant date fair value of TopBuild stock options granted on February 21, 2017, in respect of 2016 performance, at a per share value of $14.44. These options vest ratably in three equal installments over three years beginning on February 21, 2018, one year after the grant date.

(5) Michelle Friel was employed by TopBuild only for a portion of 2017. The amounts disclosed represent the total grant of restricted stock awarded to her on February 21, 2017. Mrs. Friel received 3,408 shares, prorated as of the date of her departure. Mrs. Friel's awards for 2017 vested in connection with her departure and severance.

(6) The amounts disclosed represent the total grant of stock options awarded to Michelle Friel on February 21, 2017. Under the Executive Severance Agreement Mrs. Friel has exercised 9,420 options.

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2017 Outstanding Equity Awards at Fiscal Year-End

The following sets forth certain information regarding equity-based awards held by each named executive officer at December 31, 2017.

Participant Name	Original Grant Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Numbers of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(3)	Equity incentive plan awards that have not vested (#)(5)	Equity incentive plan awards that have not vested ($)(3)
Gerald Volas						74,055	5,608,926	76,880	5,822,891
	2/13/2013	—	13,962	21.15	2/13/2023
	2/12/2014	—	13,961	23.27	2/12/2024
	2/11/2015	—	20,942	27.13	2/11/2025
	7/08/2015	38,316	57,474	27.10	7/08/2025
	2/22/2016	13,726	54,904(2)	26.30	2/22/2026
	2/22/2016	26,143	52,287(2)	26.30	2/22/2026
	2/21/2017	—	55,400(2)	38.39	2/21/2027
Robert M. Buck						36,661	2,776,704	30,760	2,329,762
	7/08/2015	19,156	28,734	27.10	7/08/2025
	2/22/2016	10,456	20,914(2)	26.30	2/22/2026
	2/22/2016	6,618	26,472(2)	26.30	2/22/2026
	2/21/2017	—	22,160(2)	38.39	2/21/2027
John S. Peterson						17,077	1,293,412	20,580	1,558,729
	7/08/2015	—	14,370	27.10	7/08/2025
	2/22/2016	—	13,727(2)	26.30	2/22/2026
	2/22/2016	—	17,408(2)	26.30	2/22/2026
	2/21/2017	—	15,240(2)	38.39	2/21/2027
Paul Joachimczyk						4,294	325,228	3,120	236,309
	2/21/2017	—	5,540(2)	38.39	2/21/2027
Michelle A. Friel(4)						—	—	3,408	258,122

(1) Except as otherwise noted, stock options become exercisable or vest in equal annual installments of 20% commencing in the year following the year of grant.

(2) Stock options become exercisable or vest in equal annual installments of 33% commencing in the year following the year of grant.

(3) Based on TopBuild's closing stock price of $75.74 on December 29, 2017.

(4) Amounts disclosed for Michelle Friel were prorated for accelerated vesting, as she was not employed by TopBuild during all of fiscal year 2017.

(5) Represents unvested performance awards assuming payout of 100% of target.

2017 Option Exercises and Stock Vested

The following table provides additional information about stock option exercises and shares acquired upon the vesting of TopBuild Corp. stock awards, including the value realized, during the fiscal year ended December 31, 2017, by the named executive officers.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gerald Volas	111,688	4,340,673	33,293	1,370,523
Robert M. Buck	—	—	17,559	734,402
John S. Peterson	20,795	766,657	7,665	329,187
Paul Joachimczyk	—	—	2,146	135,198
Michelle A. Friel	48,956	1,160,126	9,292	465,769

TopBuild Long Term Incentive Plan

On May 2, 2016, the Amended LTIP, which was previously approved by the Board, became effective.

The Amended LTIP authorizes us to issue up to a specified number of shares of our common stock pursuant to equity awards to eligible participants. The Amended LTIP is administered by our Compensation Committee, each member of which is a “non-employee director” under Rule 16b‑3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under our Categorical Standards, which are designed to track the rules of the NYSE. Our Compensation Committee will approve the aggregate awards and the individual awards for executive officers and non-employee directors. The Compensation Committee may delegate some of its authority under the Amended LTIP to one (1) or more of our officers to approve awards for other employees. The Compensation Committee has the authority to interpret the Amended LTIP, to prescribe, amend

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and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Amended LTIP. The determinations of the Compensation Committee pursuant to its authority under the Amended LTIP shall be conclusive and binding.

Eligible Participants

Eligible participants include all employees of or consultants to the Company, any entity in which the Company's direct or indirect equity interest is at least twenty percent and any other entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty percent, as determined by the Committee, and directors of the Company. The Compensation Committee has the authority to select participants and to determine the type and amount of their awards under the Amended LTIP.

Authorized Shares under the Amended LTIP

The aggregate number of shares of our common stock that may be issued under the Amended LTIP will not exceed 4,000,000 (subject to the adjustment provisions set forth in the Amended LTIP). In addition, if a company acquired by the Company has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition to determine the consideration payable to the shareholders in such transaction) may be used for awards under the Amended LTIP, and will not reduce the shares authorized under the Amended LTIP. Any such awards may not, however, be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition, and may be made only to individuals who were not employees or directors of the Company prior to such acquisition.

Any shares that are subject to awards under the Amended LTIP that are forfeited, canceled, expired or settled in cash will again become available for issuance under the Amended LTIP, and such shares will not be charged against the maximum share limitation under the Amended LTIP. Any awards settled in cash will not be counted against the maximum share reserve under the Amended LTIP. However, shares delivered in payment of an option, shares that are repurchased by us with the proceeds from any option exercise, shares withheld to satisfy withholding taxes and any unissued shares resulting from the settlement of SARs in stock or net settlement of a stock option will not be returned to the number of shares available for issuance under the Amended LTIP. A participant may receive multiple awards under the Amended LTIP. Shares delivered under the Amended LTIP will be authorized but unissued shares of our common stock, treasury shares or shares purchased in the open market or otherwise.

Types of Awards

Under the Amended LTIP, we may grant stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance awards and dividend equivalents. Awards may be granted either alone, in addition to or in tandem with any award granted under the Amended LTIP or another plan of the Company or an affiliate. The Compensation Committee will determine the amounts, terms and conditions of all awards in accordance with the Amended LTIP. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award agreement, except that the Amended LTIP provides for a minimum vesting period of one (1) year for time-based awards in excess of five (5) percent of the number of shares available for awards.

Restricted Stock. A restricted stock award generally provides the recipient with shares of our common stock, subject to certain forfeiture conditions as specified by our Compensation Committee in the award agreement. Restricted stock may not be transferred by the recipient until those restrictions lapse. Forfeiture conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other conditions. However, with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), restrictions on time-based restricted stock may not expire in less than one (1) year following the date of grant. Our Compensation Committee may impose restrictions on a recipient's right to vote shares of restricted stock and may provide that dividend equivalents will be credited with respect to restricted stock, provided that no dividend equivalents shall be

TopBuild Corp. - Proxy Statement 34

awarded on unearned performance awards. Non-employee directors may receive a portion of their annual retainers in the form of restricted stock issued under the Directors' Program.

Restricted Stock Units. Restricted stock units are rights to receive cash, other securities, other awards or other property, subject to the termination of a restricted period or conditions specified by our Compensation Committee in the award agreement. Restricted stock units are generally subject to forfeiture conditions and may not be transferred by the recipient until those restrictions lapse. Forfeiture conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other conditions. However, with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), restrictions on time-based restricted stock units may not expire in less than one (1) year following the date of grant. Restricted stock units are not outstanding shares of stock and do not entitle a participant to voting or other rights; however, an award of restricted stock units may provide for the crediting of additional restricted stock units based on the value of dividends paid on our common stock while the award is outstanding; however, no dividend equivalents shall be awarded on unearned performance awards.

Stock Options. Stock options are rights to purchase a specified number of shares of our common stock at an exercise price of at least 100% of the fair market value on the date of grant, except in the case of options granted in substitution of options previously granted by a company we may acquire. Stock options may be either incentive stock options or nonqualified stock options. At the time of grant, our Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that: (i) the term of a stock option cannot exceed ten (10) years and (ii) with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), stock options may not become 100% exercisable in less than one (1) year following the date of grant. Payment for shares purchased upon exercise of a stock option must be made in full at the time of exercise, and may be made by cash payment, certification of ownership of previously acquired stock, a stock swap, cashless exercise through a broker, net exercise (with the Company retaining a number of shares otherwise issuable upon exercise having a value equal to the exercise price), or such other method as the Compensation Committee deems appropriate. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the repricing of options without shareholder approval is prohibited under the Amended LTIP.

Stock Appreciation Rights (“SARs”). A SAR entitles a recipient to receive, upon surrender of the SAR, cash equal to the excess of the fair market value of a specified number of shares of our common stock on the date the SAR is surrendered over the fair market value of such shares on the date of grant. Our Compensation Committee will have the authority to grant SARs and to determine the number of shares subject to each SAR, the time or times at which the SAR may be exercised and all other terms and conditions of the SAR, except that: (i) the exercise price must be no less than the fair market value of the shares on the date of grant; (ii) the term of an SAR cannot exceed ten (10) years and (iii) with some exceptions (for example, in the event of death, disability or change in control or as noted above in the first paragraph under “Types of Awards”), SARs may not become 100% exercisable in less than one (1) year following the date of grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the repricing of SARs without shareholder approval is prohibited under the Amended LTIP.

Performance Awards. Performance awards may be denominated in, or payable in, cash, our common stock, or other securities or awards under the Amended LTIP. Performance awards shall be payable to (or exercisable by) the recipient when the recipient achieves performance goals during a specified performance period. Performance awards to executive officers under the Amended LTIP that are intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code will be subject to meeting performance goals based on one (1) or more performance metrics with respect to the Company or any of its affiliates. Available performance measures will be based on the following performance measures (or an equivalent metric), each determined in

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accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and with such adjustments as set forth in the Amended LTIP:

Cash flow (before/after dividends)	Quality measures	Safety measures
Earnings per share	Return on assets	SG&A as a percent of sales
EBIT	Return on equity	Total cost productivity
EBITDA	Return on invested capital	Total shareholder return
Gross margin	Return on net assets	Working capital
Gross profit	Return on net tangible assets	Working capital as a percent of sales
Net income	Return on sales	Working capital efficiency
Operating margin	Revenue growth
Operating profit	Revenues

Our Compensation Committee may select one (1) or more performance metrics and may apply those performance metrics on a corporate-wide or division/business segment basis. Performance metrics also may be applied to the performance of the Company and/or one (1) or more affiliates relative to a market index, a group of other companies or a combination thereof, all as determined by our Compensation Committee. Measurement of the attainment of performance metrics may exclude, if our Compensation Committee so provides in an award agreement, the impact of charges for restructurings, the effects of acquisitions and divestitures and related expenses, losses resulting from discontinued operations, extraordinary losses, the cumulative effects of tax or accounting changes and other unusual, non-recurring items of loss that are separately identified in our financial statements.

Unless our Compensation Committee determines otherwise, the performance period relating to any performance award shall be at least one (1) calendar year commencing January 1 and ending December 31 (except in the case of a change in control). Our Compensation Committee may provide that dividend equivalents will be credited with respect to any performance award, but no dividend equivalents will be awarded on options, SARs or on unearned performance awards.

Certain Limitations

The Amended LTIP provides the following limitations on awards under the Amended LTIP:

•

No participant may receive stock options or SARs in any calendar year related to more than 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP); however, such number may be increased with respect to any participant by any shares of common stock available for grant to such participant in accordance with this limitation in any prior year that were not granted in such prior year.

•	The maximum number of shares of common stock that may be awarded as incentive stock options is 4,000,000.
•

For awards intended to be performance-based compensation under Section 162(m) of the Code, the maximum amount that may be delivered or earned in settlement of all such awards granted in any year shall be (i) for awards denominated in shares, 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP), and (ii) for awards denominated in cash, $5,000,000.

•	Awards to non-employee directors with respect to any fiscal year of the Company may not exceed a value of $450,000 at the time of grant.

A participant's rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Such events may include failure to accept the terms of the award agreement, termination of service under certain or all circumstances, a restatement of the Company's financials, breach of noncompetition, confidentiality, nonsolicitation, noninterference, or other agreements that may apply to the participant or other conduct by the participant that our Compensation Committee determines is detrimental to the business or reputation of the Company and its affiliates, including facts and circumstances discovered after termination of service.

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Amendment and Termination

Our Board has the authority to terminate, suspend or discontinue the Amended LTIP, and our Board or our Compensation Committee may amend any award agreement; however, no amendment of the Amended LTIP or an award agreement may impair the rights of a participant under any outstanding award without the participant's consent. Moreover, our shareholders must approve any amendment when our Compensation Committee determines that approval is required for the Amended LTIP to continue to satisfy applicable rules and regulations and the amendment would materially:

•	increase the number of shares available under the Amended LTIP or issuable to a participant;
•	change the types of awards that may be granted under the Amended LTIP;
•	expand the class of persons eligible to receive awards under the Amended LTIP; or
•	directly or indirectly reduce the price at which an option or stock appreciation right is exercisable.

In addition, outstanding awards may be equitably adjusted, without shareholder approval, in the event of any dividend or other distribution, change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or extraordinary transaction or event which affects the Company's shares. Our Compensation Committee may also adjust outstanding awards in recognition of certain other unusual or nonrecurring events if the Compensation Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Amended LTIP; provided, however, no such adjustment shall be made to an award intended to constitute “qualified performance-based compensation” unless such adjustment is permitted under Section 162(m) of the Code.

Payments upon a Change of Control

The treatment of outstanding awards upon the occurrence of a change in control, if any, shall be determined by the Compensation Committee at the time such awards are granted and set forth in the applicable award agreement. For purposes of the Amended LTIP, the term “change in control” shall mean at any time during a period of twenty-four (24) consecutive calendar months, the individuals who at the beginning of such period constituted our Board, and any new directors (other than excluded directors, as defined below), whose election by such Board or nomination for election by shareholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. For this purpose, “excluded directors” are directors whose (i) election by our Board or approval by our Board for shareholder election occurred within one (1) year after any “person” or “group of persons,” as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commencing a tender offer for, or becoming the beneficial owner of, voting securities representing twenty-five (25) percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing twenty-five (25) percent or more of such combined voting power or (ii) initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a‑11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board.

Executive Severance Plan and Change in Control and Severance Agreement

In order to provide a vehicle to ensure retention of our executive officers, the Board of Directors adopted an Executive Severance and Change-in-Control Plan in February 2016 (the “Severance Plan”) for a limited number of executive officers. In addition, on March 1, 2016, we entered into a Change in Control and Severance Agreement (the “Severance Agreement”) with Gerald Volas, our Chief Executive Officer and a member of our Board of Directors. The Severance Plan and the Severance Agreement provide severance benefits to certain executive officers in the event their employment is terminated under certain conditions, as outlined below.

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In order to be covered, eligible executive officers must sign a non-compete, non-solicitation and confidentiality agreement and a release of all claims against the Company and its affiliates. Under the terms of the Severance Plan and the Severance Agreement, each participant would be entitled to severance payments and benefits in the event that he or she experiences a “qualifying termination” (i.e., termination without cause by the Company or for a good reason by the executive officer). Each event is defined in the Severance Plan and the Severance Agreement.

If an eligible executive officer experiences a qualifying termination under the Severance Plan or the Severance Agreement, the executive officer would be entitled to an incentive payment that is based on the target amount established under the Company's annual incentive plan for the year in which the termination occurs. The payment would be adjusted on a pro-rata basis according to the number of calendar days the eligible executive officer was actually employed during such plan year and is determined based on actual performance after the performance period ends. The eligible executive officer would also receive salary continuation payments in an amount equal to such multiple as may be identified in the Severance Plan or the Severance Agreement multiplied by the executive officer's base salary and bonus at target. The salary continuation and incentive continuation, if applicable, would be paid in a lump sum or installments over the severance period and in accordance with the Company's standard payroll practice, subject to the requirements of Section 409A. The Company would provide health and wellness benefits to the eligible named executive officer and his or her dependents for the period identified in the Severance Plan or the Severance Agreement.

Executive Severance Plan Elements 2017

Name	Severance Plan Multiple (#)	Eligible for Pro-rata Target Incentive with Respect to Year of Termination	Eligible for Salary Continuation	Eligible for Bonus Continuation	Medical Plan Provided During Continuation Period
Gerald Volas	2	Yes	Yes	Yes	Yes
Robert M. Buck	1	Yes	Yes	Yes	Yes
John S. Peterson	1	Yes	Yes	Yes	Yes

Executive Severance Compensation Table

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus Continuation ($)(3)	Value of Pro rata Bonus ($)(4)	Value of Medical Plan Provided During Continuation Period ($)(5)	Total Company Severance Expenses ($)
Gerald Volas	810,000	1,620,000	1,620,000	1,022,200	9,408	4,271,608
Robert M. Buck	530,000	530,000	397,500	501,700	4,704	1,433,904
John S. Peterson	450,000	450,000	292,500	369,100	9,948	1,121,548

(1) The Value of Salary in Year of Termination represents the salary for the named executive officers if they terminated on December 31, 2017.

(2) The Value of Salary Continuation is equal to base pay times the multiple.

(3) The Value of Bonus is the bonus at target times the multiple.

(4) The Value of Bonus is the prorated bonus on time worked and target performance. Amount represents Bonus if the named executive was terminated on December 31, 2017.

(5) Benefits continuation is paid for 24 months for Gerald Volas and 12 months for all other named executive officers.

Unvested stock options vest pro-rata and must be exercised within three months of the termination date. Unvested performance shares vest pro-rata as of the termination date based on actual performance against target. Unvested restricted stock awards vest pro-rata as of the termination date based on the portion of the vesting period during which the executive officer was an active participant.

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Executive Change in Control Plan Elements 2017

Name	Severance Plan Multiple (#)	Eligible for Pro-rata Target Incentive with Respect to Year of Termination	Eligible for Salary Continuation	Eligible for Bonus Continuation	Medical Plan Provided During Continuation Period
Gerald Volas	3	Yes	Yes	Yes	Yes
Robert M. Buck	2	Yes	Yes	Yes	Yes
John S. Peterson	2	Yes	Yes	Yes	Yes

Executive Change in Control Compensation Table

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus Continuation ($)(3)	Value of Pro rata Bonus ($)(4)	Value of Medical Plan Provided During Continuation Period ($)(5)	Value of Unvested Stock Awards and Options ($)(6)	Total Company Severance Expenses ($)
Gerald Volas	810,000	2,430,000	2,430,000	1,022,200	14,112	24,108,822	30,005,134
Robert M. Buck	530,000	1,060,000	795,000	501,700	9,408	9,674,528	12,040,636
John S. Peterson	450,000	900,000	585,000	369,100	19,896	5,659,626	7,533,622

(1) The Value of Salary with Respect to Year of Termination represents the salary for the named executive officers if they terminated on December 31, 2017.

(2) The Value of Salary Continuation is equal to base pay times the CIC multiple.

(3) The Value of Bonus is the bonus at target times the CIC multiple.

(4) The Value of Bonus is the prorated bonus on time worked and target performance.  Amount represents Bonus if a change in control occurred on December 31, 2017.

(5) Benefits continuation is paid for 36 months for Gerald Volas and 24 months for all other named executive officers.

(6) Calculated based on TopBuild's closing stock price of $75.74 on December 29, 2017.

Unvested stock options become 100% vested following a termination without cause or for good reason in connection with a Change in Control. Outstanding and unvested performance shares become 100% vested based on performance at target levels following a termination without cause or for good reason in connection with a Change in Control. Unvested restricted stock awards become 100% vested following a termination without cause or for good reason in connection with a Change in Control.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Gerald Volas, our Chief Executive Officer:

For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all of our employees, other than Mr. Volas, was $50,145; and
•	the annual total compensation of Mr. Volas, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $3,829,247.

Based on this information, for 2017 the ratio of the annual total compensation of Mr. Volas, our CEO, to the median of the annual total compensation of all of our employees was 76 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1.

We determined that, as of December 31, 2017, our employee population consisted of approximately 8,330 individuals with all of these individuals located in the U.S.  This population consisted of our full-time, part-

TopBuild Corp. - Proxy Statement 39

time, temporary employees and seasonal workers.  We selected December 31, 2017, which is within the last three months of 2017, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

2.

To identify the “median employee” from our employee population, we calculated the annual total compensation of all of our employees using the same components that are included for our CEO in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement.  Additionally, because all our employees are located in the U.S., as is our CEO, we did not make any cost-of living adjustments in identifying the “median employee.”

3.

Once we identified our median employee, we combined all of the elements of such employee's compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $50,145.

4.	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement.

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PROPOSAL 2: AMENDMENT OF ARTICLE 6 OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF OUR BOARD OF DIRECTORS AND IMPLEMENT THE ANNUAL ELECTION OF DIRECTORS

The Declassification Amendment

Article 6 of our Amended and Restated Certificate of Incorporation currently divides our Board of Directors into three classes, each class consisting, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board of Directors, and members of each class are elected to serve for staggered three-year terms.

After careful consideration, the Board of Directors has unanimously approved, and recommends that our shareholders approve, an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board of Directors and provide for the annual election of all directors, as described below.  We refer to this as the “Declassification Amendment.”  If the Declassification Amendment is approved by shareholders, then, beginning with our 2019 annual meeting, all of our directors will stand for election for one-year terms.  Additionally, the Declassification Amendment would remove the provision that provided that directors could be removed by shareholders only for cause.  Appendix A to this proxy statement contains the text of Article 6 of our Amended and Restated Certificate of Incorporation, which has been marked to show the changes that would be implemented upon shareholder approval of the Declassification Amendment.

If adopted by shareholders at the Annual Meeting, the Declassification Amendment will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which will be done as soon as practicable following the Annual Meeting.  Additionally, certain conforming changes to our Bylaws will be required to remove the reference to the classified Board structure, and, if our shareholders approve the Declassification Amendment, the Board of Directors expects to effect those changes promptly following the Annual Meeting.

Background of the Proposal

The Board is committed to good corporate governance and has considered the advantages and disadvantages of maintaining a classified Board structure.  At the time of our spinoff from our former parent company, Masco Corporation, in June 2015, the Board of Directors believed that a classified Board of Directors structure was an important part of the Company's governance structure in order to promote continuity and stability, and was in the best interests of the Company and its shareholders. Currently, the Board recognizes that many investors view classified boards as having the effect of reducing the accountability of directors to shareholders because a classified Board of Directors limits the ability of shareholders to evaluate and elect all directors on an annual basis.  After careful consideration, the Board has unanimously determined that adopting the Declassification Amendment to provide for the annual election of all Directors beginning at the 2019 annual meeting of shareholders is in the best interests of the Company and its shareholders.

Vote Required

The affirmative vote of not less than 80% of the voting power of all of our outstanding shares of common stock is required to adopt the Declassification Amendment.  Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote “FOR” the Declassification Amendment.

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PROPOSAL 3: AMENDMENT OF ARTICLE 5 OF OUR CERTIFICATE OF INCORPORATION TO REDUCE FROM 80% TO 66 ⅔% THE AFFIRMATIVE VOTE REQUIRED TO AMEND OUR BYLAWS

Article 5 of our Amended and Restated Certificate of Incorporation currently provides that our shareholders may adopt, amend or repeal our Bylaws only with the affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding securities generally entitled to vote in the election of directors, voting together as a single class.

An 80% supermajority vote requirement like the one contained in Article 5 of our Amended and Restated Certificate of Incorporation, is intended to facilitate corporate governance stability and provide protection against self-interested action by large shareholders by requiring broad shareholder consensus to make certain fundamental changes. While such protection may be beneficial to shareholders, as corporate governance standards have evolved, many shareholders and commentators now view this provision as limiting the Board's accountability to shareholders and the ability of shareholders to effectively participate in corporate governance.

After careful consideration, the Board has unanimously approved an amendment to our Amended and Restated Certificate of Incorporation to reduce the above-described voting threshold from 80% to 66 ⅔%.  Appendix B to this proxy statement contains the text of Article 5 of our Amended and Restated Certificate of Incorporation, which has been marked to show the changes that would be implemented upon shareholder approval of this proposal.

Vote Required

The affirmative vote of not less than 80% of the voting power of all of our outstanding shares of common stock is required to adopt this amendment.  Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote “FOR” the proposal to reduce the voting threshold for amendments to the bylaws.

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PROPOSAL 4: PROPOSAL TO AMEND ARTICLE 11 OF OUR CERTIFICATE OF INCORPORATION TO REDUCE FROM 80% TO 66 ⅔% THE AFFIRMATIVE VOTE REQUIRED TO AMEND CERTAIN PROVISIONS OF OUR CERTIFICATE OF INCORPORATION

Article 11 of our Amended and Restated Certificate of Incorporation currently requires the affirmative vote of the holders of not less than 80% of the voting power of all of our outstanding securities generally entitled to vote in the election of directors, voting together as a single class, to amend or repeal, or otherwise modify or circumvent, the provisions of our Amended and Restated Certificate of Incorporation related to the issuance of “blank check” preferred stock, our Bylaws, our Board of Directors, meetings of our shareholders, and the provision governing the foregoing matters.

Similar to the rationale noted in Proposal 3, an 80% supermajority vote requirement like the one contained in Article 11 of our Amended and Restated Certificate of Incorporation is intended to facilitate corporate governance stability and provide protection against self-interested action by large shareholders by requiring broad shareholder consensus to make certain fundamental changes. While such protection may be beneficial to shareholders, as corporate governance standards have evolved, many shareholders and commentators now view such provisions as limiting the Board's accountability to shareholders and the ability of shareholders to effectively participate in corporate governance.

After careful consideration, the Board has unanimously approved, and recommends that our shareholders approve, an amendment to our Amended and Restated Certificate of Incorporation to reduce the above-described voting threshold from 80% to 66 ⅔%.  Appendix C to this proxy statement contains the text of Article 11 of our Amended and Restated Certificate of Incorporation, which has been marked to show the changes that would be implemented upon shareholder approval of this proposal, and which includes technical and conforming changes.

Vote Required

The affirmative vote of not less than 80% of the voting power of all of our outstanding shares of common stock is required to adopt this amendment.  Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote “FOR” the proposal to amend Article 11 of our Certificate of Incorporation to reduce from 80% to 66 2/3% the affirmative vote required to amend certain provisions of our Certificate of Incorporation.

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PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), to audit the Company's financial statements for the fiscal year ending December 31, 2018. The Company is submitting its appointment of PwC for ratification by the shareholders at the Annual Meeting. A representative of PwC, which is expected to be present at the Annual Meeting, will have the opportunity to make a statement and be available to respond to appropriate questions.

Although the selection and appointment of our independent registered public accounting firm is not required to be submitted to a vote of shareholders, the Board deems it desirable to obtain shareholders' ratification and approval of this appointment. If the appointment is not ratified by our shareholders, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year, but it is not required to do so. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the Company's best interest.

In making its recommendation to ratify the appointment of PwC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, the Audit Committee considered whether the services provided by PwC are compatible with maintaining the independence of PwC.

Before the Audit Committee selected PwC, it carefully considered the independence and qualifications of that firm, including their past performance as the Company's independent registered public accounting firm and their reputation for integrity and for competence in the fields of accounting and auditing.

Audit Fees

The following table sets forth the aggregate fees billed to us by PwC for the years ended December 31, 2016 and 2017, all of which were approved by the Audit Committee:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2017 ($)
Audit Fees(1)	2,079,500	2,050,975
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	1,800	3,398
TOTAL	2,081,300	2,054,373

(1) Audit Fees consisted of fees billed or estimated to be billed by PwC for the audit of our annual financial statements included in our Annual Report on Form 10‑K, review of our interim financial statements included in our Quarterly Reports on Form 10‑Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2016 and 2017.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3) Tax Fees consisted of fees for federal tax compliance.

(4) All other Fees consisted of fees other than the services reported above. The services provided in the years ended December 31, 2016 and 2017 consisted of a subscription to an accounting website.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work performed by PwC as well as audit services performed by other independent public accounting firms. The Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our

TopBuild Corp. - Proxy Statement 44

independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm's independence.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

PROPOSAL 6: ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Exchange Act, and more specifically, Section 14A of the Exchange Act which was added under the DoddFrank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide shareholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's  rules (commonly referred to as “SayonPay”).

Our compensation program for named executive officers is intended to link compensation to performance; to provide competitive compensation levels to attract, retain and reward executives; and to align management's interests with those of our shareholders. The compensation provided to the named executive officers is dependent on the Company's financial, operational and strategic performance and the named executive officer's individual performance and is intended to drive creation of long-term shareholder value. In addition, the Amended LTIP provides that, in the event the Company has a restatement of its financial statements, other than as a result of changes to accounting rules and regulations, the Compensation Committee may require the return of cash or equity which a participant may have acquired during the three (3) year period preceding the date of restatement of such restated financial results.

We encourage shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement, the Summary Compensation Table and the other related tables and disclosure for a detailed description of the fiscal year 2017 compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement appropriately reflects our results during the fiscal year.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. This vote is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee. However, we value the opinion of our shareholders and the Board and the Compensation Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our shareholders to vote on the following resolution:

“RESOLVED, that the Company's shareholders approve, on a nonbinding advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative discussion.”

The Board of Directors recommends that you vote “FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2017, about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees or directors under the Amended LTIP.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity compensation plans approved by shareholders	683,525(1)	28.97	2,694,526(2)
Equity compensation plans not approved by shareholders	—	—	—
TOTAL	683,525	28.97	2,694,526

(1) Amount includes 683,525 shares issuable upon exercise of outstanding options.

(2) Amount represents the total number of securities remaining available for future issuance under the Amended LTIP.

OTHER MATTERS

Except as discussed in this proxy statement, the Board does not know of any matters that are to be properly presented at the Annual Meeting other than those stated in the Notice of 2018 Annual Meeting of Shareholders and referred to in this proxy statement.

If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote thereon in accordance with their best judgment. Moreover, the Board reserves the right to adjourn or postpone the Annual Meeting for failure to obtain a quorum, for legitimate scheduling purposes or based on other circumstances that, in the Board's belief, would cause such adjournments or postponements to be in the best interests of all of our shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who own more than ten (10) percent of our outstanding common stock to file reports of ownership and changes in ownership with the SEC and the NYSE. SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year. To the Company's knowledge, with respect to the year ended December 31, 2017, all applicable filings were timely filed, except that Messrs. Volas, Peterson, Buck and Joachimczyk and Ms. Friel, each filed a single Form 4, reporting an option grant, late.

ANNUAL REPORT

The Notice that you received in the mail contains instructions on how to access both the Company's 2017 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10‑K for its fiscal year ended December 31, 2017, and this proxy statement.

Upon request, the Company will provide a copy of its 2017 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10‑K for its fiscal year ended December 31, 2017. Upon payment of a reasonable fee, shareholders may also obtain a copy of the exhibits to our Annual Report on Form 10‑K for our fiscal year ended December 31, 2017. All such requests should be directed to:

Mail:

TopBuild Corp. Investor Relations

475 North Williamson Boulevard

Daytona Beach, Florida 32114‑7101

Phone:

(386) 763‑8801

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SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Shareholder Proposals and Proxies

Shareholders proposals intended to be included in the Company's proxy statement and form of proxy for use in connection with the Company's 2019 Annual Shareholder Meeting must be received by the Assistant Secretary at the Company's principal executive offices at 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101, no later than November 21, 2018 (120 calendar days preceding the one (1) year anniversary of the date of this proxy statement), and must otherwise satisfy the procedures prescribed by Rule 14a‑8 under the Exchange Act. We suggest that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a‑4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2019 Annual Shareholder Meeting will confer on the proxies and attorneysinfact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company's proxy statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company's Secretary before February 4, 2019 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2018 Annual Shareholder Meeting).

Director Nominations or Other Business

Under our Amended and Restated Bylaws, for nominations or other business to be properly brought by a shareholder at our 2019 Annual Shareholder Meeting, the shareholder must have given written notice of such nomination(s) or business, either by personal delivery or by U.S. mail, postage prepaid, to the Assistant Secretary of the Company, at the Company's principal executive offices at 475 North Williamson Boulevard, Daytona Beach, Florida 32114‑7101, not less than 120 days (or December 31, 2018) nor more than 150 days (or December 1, 2018) prior to the first anniversary of the Annual Meeting. Such notice must contain all of the information required by our Amended and Restated Bylaws, including, without limitation, all information that would be required in connection with nomination(s) under the SEC's proxy rules if such nomination were the subject of a proxy solicitation and the written consent of each nominee for election to our Board named therein to serve if elected. The chairman of the meeting may refuse to acknowledge any nomination(s) or other business not properly brought pursuant to the procedures described above.

If you have any questions, please contact our Investor relations department by telephone at (386) 763‑8801.

EXPENSES OF SOLICITATION

The Company will bear the cost of the solicitation of proxies. In addition to mail and email, proxies may be solicited personally, via the Internet, by telephone, by facsimile, or by our employees without additional compensation. We will reimburse brokers and other persons holding shares of our common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

TopBuild Corp. - Proxy Statement 47

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2018

This proxy statement and our Annual Report on Form 10‑K for our fiscal year ended December 31, 2017 are available to you on the Internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for shareholders as of the March 2, 2018, record date) will be held on April 30, 2018, at 10:00 AM Eastern Time at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827.

For directions to the Annual Meeting and to vote in person, please call Investor Relations at (386) 763‑8801. Shareholders will vote at the Annual Meeting on whether to:

1.	elect Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors ;
2.	vote on a proposal to amend our Amended and Restated Certificate of Incorporation to eliminate the classification of our Board of Directors and implement the annual election of Directors;
3.

vote on a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of our outstanding securities, voting as a single class, required to adopt, amend or repeal our bylaws from 80% to 66 ⅔%;

4.

vote on a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of our outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation from 80% to 66 ⅔%;

5.	ratify the Company's appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2018; and
6.	approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement.

The Board of Directors recommends that you vote “FOR” the election of each of Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors; “FOR” approval of the amendment to our Amended and Restated Certificate of Incorporation to eliminate the classification of our Board of Directors and implement the annual election of Directors; “FOR” approval of the amendment to our Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of our outstanding securities, voting as a single class, required to adopt, amend or repeal our Bylaws from 80% to 66 ⅔%; “FOR” approval of the amendment to our Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of our outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation from 80% to 66 ⅔%; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and “FOR” the approval, on an advisory basis, of the compensation of the Company's named executive officers.

March 21, 2018

TopBuild Corp. - Proxy Statement 48

ADMISSION TO THE 2018 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Shareholders at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827 on April 30, 2018. If you plan to attend the Annual Meeting, please be sure to request an admittance card by:

•	marking the appropriate box on the proxy card and mailing the card using the enclosed envelope if you requested to receive printed proxy materials;
•	indicating your desire to attend the meeting through our Internet voting procedure; or
•	calling our Investor Relations department at (386) 763‑8801.

An admission card will be mailed to you if:

•	your TopBuild shares are registered in your name; or
•

your TopBuild shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the March 2, 2018 record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

TopBuild Corp. - Proxy Statement 49

TopBuild Corp. - Proxy Statement 50

APPENDIX A

Text of Sections 6.03 and Section 6.05 of our Amended and Restated Certificate of Incorporation

as proposed to be amended by the Declassification Amendment

Section 6.03.  Election of Directors. ~~(a) The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board of Directors. Each director shall serve~~ Commencing with the Corporation’s 2019 annual meeting of stockholders, and continuing at each succeeding annual meeting of the Corporation, all directors of the Corporation shall be elected for a term of office term ending on the date of the ~~third~~ annual meeting of stockholders next following the annual meeting at which such director was elected; provided that ~~directors initially designated as Class I directors shall serve for a term ending on the date of the 2016 annual meeting, directors initially designated as Class II directors shall serve for a term ending on the 2017 annual meeting, and directors initially designated as Class III directors shall serve for a term ending on the date of the 2018 annual meeting. Notwithstanding the foregoing,~~ each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. ~~In the event of any change in the number of directors, the Board of Directors shall apportion any newly created directorships among, or reduce the number of directorships in, such class or classes as shall equalize, as nearly as possible, the number of directors in each class.~~ In no event will a decrease in the number of directors shorten the term of any incumbent director.  There shall be no cumulative voting in the election of directors.  Election of directors need not be by written ballot unless the Bylaws so provide.

~~(b) The names and mailing addresses of the persons who are to serve initially as directors of each Class are:~~

	~~Name~~	~~Mailing Address~~
~~Class I~~	~~Dennis W. Archer Alec C. Covington~~	~~260 Jimmy Ann Drive Daytona Beach, FL 32114~~
~~Class II~~	~~Mark A. Petrarca Margaret M. Whelan~~	~~260 Jimmy Ann Drive Daytona Beach, FL 32114~~
~~Class III~~	~~Gerald Volas Carl T. Camden Joseph S. Cantie~~	~~260 Jimmy Ann Drive Daytona Beach, FL 32114~~

Section 6.05. ~~Removal. No director may be removed from office by the stockholders except for cause with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.~~  [Reserved]

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APPENDIX B

Text of Article 5 of our Amended and Restated Certificate of Incorporation

as proposed to be amended by Proposal 3

Article 5

BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”).

The stockholders may adopt, amend or repeal the Bylaws only with the affirmative vote of the holders of not less than ~~80~~66 2/3% of the voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

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APPENDIX C

Text of Article 11 of our Amended and Restated Certificate of Incorporation

as proposed to be amended by Proposal 4

Article 11

AMENDMENTS

The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation.  Notwithstanding the foregoing or the bylaws, the provisions set forth in Section 4.01(b) of Article 4, Articles ~~4(B),~~ 5, 6, 7, and this Article 11 may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed, in this Certificate of Incorporation or in the bylaws, which would have the effect of modifying or permitting the circumvention of the provisions set forth in any of Section 4.01(b) of Article 4, Articles ~~4(B),~~ 5, 6, 7, or this Article 11, unless such action is approved by the affirmative vote of the holders of not less than ~~80~~66 2/3% of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

TopBuild Corp. - Proxy Statement 53

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TopBuild Corp. 475 North Williamson Blvd Daytona Beach, FL 32114 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Gerald Volas 02) Carl T. Camden 03) Joseph S. Cantie For 0 Against 0 Abstain 0 For 0 Against 0 Abstain 0 The Board of Directors recommends you vote FOR proposals 2 through 6. 2 To amend the Company's Amended and Restated Certificate of Incorporation to eliminate the classification of the Company's Board of Directors and implement the annual election of Directors; 5 To ratify the Company's appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2018; and 0 0 0 0 0 0 3 To amend the Company's Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company's outstanding securities, voting as a single class, required to adopt, amend or repeal the Company's bylaws from 80% to 66 2/3%; 6 To approve, on an advisory basis, the compensation of the Company's named executive officers. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for Class III Directors named in Proposal 1 in this proxy card, and FOR each of Proposals 2, 3, 4, 5 and 6 in this proxy card. 0 0 0 4 To amend the Company's Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company's outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of the Company's Amended and Restated Certificate of Incorporation from 80% to 66 2/3%; 0 For address change/comments, mark here. (see reverse for instructions) Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000351436_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . PROXY TOPBUILD CORP. 475 NORTH WILLIAMSON BOULEVARD DAYTONA BEACH, FLORIDA 32114 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Joe Jacumin and Gerald Volas as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of TopBuild Corp. held of record by the undersigned on March 2, 2018 at the Annual Meeting of Stockholders to be held on April 30, 2018 and any adjournment or postponements thereof. The shares represented by this proxy, when properly executed and returned, will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS NAMED IN PROPOSAL 1 IN THIS PROXY CARD, AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6 IN THIS PROXY CARD. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting of Stockholders. BLANK (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000351436_2 R1.0.1.17

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 30, 2018 TOPBUILD CORP You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TopBuild Corp. 475 North Williamson Blvd Daytona Beach, FL 32114 0000351437_1 R1.0.1.17 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 02, 2018 Date: April 30, 2018Time: 10:00 AM EDT Location: Hyatt Regency Orlando International Airport 9300 Jeff Fuqua Boulevard Orlando, Florida 32827

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession  available and follow the instructions. marked by the arrow 0000351437_2 R1.0.1.17 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Gerald Volas 02) Carl T. Camden 03) Joseph S. Cantie The Board of Directors recommends you vote FOR proposals 2 through 6. 2 To amend the Company's Amended and Restated Certificate of Incorporation to eliminate the classification of the Company's Board of Directors and implement the annual election of Directors; 3 To amend the Company's Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company's outstanding securities, voting as a single class, required to adopt, amend or repeal the Company's bylaws from 80% to 66 2/3%; 4 To amend the Company's Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company's outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of the Company's Amended and Restated Certificate of Incorporation from 80% to 66 2/3%; 5 To ratify the Company's appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2018; and 6 To approve, on an advisory basis, the compensation of the Company's named executive officers. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for Class III Directors named in Proposal 1 in this proxy card, and FOR each of Proposals 2, 3, 4, 5 and 6 in this proxy card. 0000351437_3 R1.0.1.17 Voting items

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